EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77C:
  Submission of matters to a vote of security holders.

EXHIBIT C:
  Attachment to item 77K:
  Changes in Registrant's certifying accountant

EXHIBIT D:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT E:
  Attachment to item 77Q1:
  Exhibits
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EXHIBIT A:
ITEM 77C - Submission of matters to a vote of security holders

The following inspectors report for American Skandia Trust reflects the results of a special shareholder meeting held
April 3, 2003.

AST STRONG INTERNATIONAL EQUITY PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

	We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 25,809,308.069 shares of the Portfolio outstanding.

3.	That the holders of 25,809,308.069 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

25,809,308.069			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

23,433,389.966			shares were voted for,

924,517.134			shares were voted against,
and

1,451,400.969			shares abstained.

8. That the holders of a "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9. That, with regard to the resolution approving the election of Saul K. Fenster as Trustee:

24,553,480.693			shares were voted for, and

1,255,827.376			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

24,540,686.038			shares were voted for, and

1,268,622.031			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

24,584,3980954			shares were voted for,

1,224,909.115			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

24,567,382.851			shares were voted for,

1,241.925.518			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

24,561,390.988			shares were voted for, and

1,247,917.081			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

24,547,835.165			shares were voted for, and

1,261,472.904			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

24,536,858.750			shares were voted for, and

1,272,449.319			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

24,562,441.349			shares were voted for; and

1,246,866.720			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

22,115,120.969			shares were voted for,

1,469,192.693			shares were voted against,
and

2,224,994.407			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

21,876,320.192			shares were voted for,

1,735,722.759			shares were voted against,
and

2,197,265.118			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.


29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 41,726,805.918 shares of the Portfolio outstanding.

3.	That the holders of 41,726,805.918 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

41,726,805.918			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

37,503,649.283			shares were voted for,

1,630,145.102			shares were voted against,
and

2,593,011.533			shares abstained.

8.	That the holders of a "majority of the outstanding
voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the Trust, on behalf of the Portfolio, and American Skandia Investment
Services, Inc. and Prudential Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

39,249,655.801			shares were voted for, and

2,477,150.117			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

39,315,540.694			shares were voted for, and

2,411,265.224			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

39,315,102.601			shares were voted for, and

2,411,703.317			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

39,288,323.181			shares were voted for, and

2,438,482.737			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

39,300,148.905			shares were voted for, and

2,426,657.013			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

39,312,636.481			shares were voted for, and

2,414,169.437			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

39,316,278.512			shares were voted for, and

2,410,527.406			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

39,316,772.472			shares were voted for, and

2,410,033.446			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

35,414,642.234			shares were voted for,

2,540,397.647			shares were voted against,
and

3,771,766.037			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

35,290,570.245			shares were voted for,

2,698,211.723			shares were voted against,
and

3,738,023.950			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.


	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 36,997,958.147 shares of the Portfolio outstanding.

3.	That the holders of 36,997,958.147 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

36,997,958.147				shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

33,086,634.970			shares were voted for,

1,349,052.294			shares were voted against,
and

2,562,270.883			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

35,106,266.724			shares were voted for, and

1,891,691.423			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

35,102,936.913			shares were voted for, and

1,895,021.234			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

35,133,989.607		shares were voted for, and

1,863,968.540		shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

35,106,457.245			shares were voted for, and

1,891,500.902			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

35,114,049.664			shares were voted for, and

1,883,908.483			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

35,147,623.817			shares were voted for, and

1,850,334.330			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

35,142,369.974			shares were voted for, and

1,855,588.173			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

35,135,048.359			shares were voted for, and

1,862,909.788			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

30,822,511.680			shares were voted for,

2,278,446.587			shares were voted against,
and

3,896,999.880			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

30,694,210.411			shares were voted for,

2,501,049.917			shares were voted against,
and

3,802,697.819			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey




AST DeAM INTERNATIONAL EQUITY PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 16,794,093.971 shares of the Portfolio outstanding.

3.	That the holders of 16,794,093.971 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

16,794,093.971			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

15,055,590.223			shares were voted for,

757,298.346			shares were voted against,
and

981,205.402			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

15,595,942.009			shares were voted for, and

1,198,151.962			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

15,604,602.777			shares were voted for, and

1,190,031.194			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

15,644,640.901			shares were voted for, and

1,149,453.070			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

15,618,169.950			shares were voted for, and

1,175,924.021			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

15,640,698.522			shares were voted for, and

1,153,395.449			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

15,664,405.239			shares were voted for, and

1,129,685.732			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

15,645,309.693			shares were voted for, and

1,148,784.278			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

15,668,942.308			shares were voted for, and

1,125,151.663			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

13,994,670.091			shares were voted for,

1,247,976.394			shares were voted against,
and

1,551,447.486			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

13,690,380.052			shares were voted for,

1,567,054.590			shares were voted against,
and

1,536,659.329			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST MFS GLOBAL EQUITY PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 7,481,676.346 shares of the Portfolio outstanding.

3.	That the holders of 7,481,676.346 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

7,481,676.346			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

6,937,389.241			shares were voted for,

196,480.754			shares were voted against,
and

347,806.351			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

7,270,351.094			shares were voted for, and

211,325.252			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

7,246,667.653			shares were voted for, and

235,008.693			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

7,249,978.504			shares were voted for, and

231,697.842			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

7,270,351.094			shares were voted for, and

211,325.252			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

7,251,595.100			shares were voted for, and

230,081.246			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

7,268,301.488			shares were voted for, and

213,374.858			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

7,265,109.970			shares were voted for, and

216,566.376			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

7,251,647.135			shares were voted for, and

230,029.211			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

6,499,162.910			shares were voted for,

348,775.109			shares were voted against,
and

633,738.327			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

6,497,542.731			shares were voted for,

370,677.095			shares were voted against,
and

613,456.520			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST PBHG SMALL-CAP GROWTH PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 22,773,611.492 shares of the Portfolio outstanding.

3.	That the holders of 22,773,611.492 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

22,773,611.492			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

20,512,73.071			shares were voted for,

821,850.610			shares were voted against,
and

1,438,611.492			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

21,395,867.611			shares were voted for, and

1,377,367.562			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

21,407,469.296			shares were voted for, and

1,365,765.877			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

21,414,352.945			shares were voted for, and

1,358,882.228			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

21,410,627.321			shares were voted for, and

1,362,607.852			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

21,399,224.993			shares were voted for, and

1,374,010.180			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

21,418,618.715			shares were voted for, and

1,354,616.458			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

21,398,298.619			shares were voted for, and

1,374,936.554			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

21,406,267.068			shares were voted for, and

1,366,968.105			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

19.258,487.633			shares were voted for,

1,316,278.807			shares were voted against,
and

2,198,468.733			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

19,078,696.566			shares were voted for,

1,483,285.388			shares were voted against,
and

2,211,253.219			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST DeAM SMALL-CAP GROWTH PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 55,334,201.990 shares of the Portfolio outstanding.

3.	That the holders of 55,334,201.990 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

55,334,201.990			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

49,412,118.840			shares were voted for,

2,255,426.831			shares were voted against,
and

3,666,656.319			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

52,622,212.824			shares were voted for, and

2,711,989.166			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

52,604,253.445			shares were voted for, and

2,729,948.545			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

52,693,928.717			shares were voted for, and

2,640,273.273			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

52,663,281.205			shares were voted for, and

2,670,920.785			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

52,649,543.659			shares were voted for, and

2,684,658.331			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

52,676,175.900			shares were voted for, and

2,658,026.090			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

52,629,492.481			shares were voted for, and

2,704,709.509			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

52,671,567.833			shares were voted for, and

2,662,634.157			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

46,063,525.394			shares were voted for,

3,676,658.696			shares were voted against,
and

5,594,017.900			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

45,842,100.715			shares were voted for,

3,979,470.745			shares were voted against,
and

5,512,630.530			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 7,747,193.569 shares of the Portfolio outstanding.

3.	That the holders of 7,747,193.569 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

7,747,193.569			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

7,194,620.274			shares were voted for,

137,084.304			shares were voted against,
and

415,488.971			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

7,387,762.842			shares were voted for, and

359,430.727			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

7,371,668.930			shares were voted for, and

375,524.639			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

7,369,820047			shares were voted for, and

377,373.522			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

7,392,162.930			shares were voted for, and

377,373.522			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

7,366,482.393			shares were voted for, and

380,711.176			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

7,386,115.440			shares were voted for, and

361,078.129				shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

7,384,133.002			shares were voted for, and

363,060.567			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

7,353,548.973			shares were voted for, and

393,644.596			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

6,765,431.813			shares were voted for,

321,981.228			shares were voted against,
and

659,780.528			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

6,765,962.992			shares were voted for,

350,854.917			shares were voted against,
and

630,375.660			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 23,075,750.555 shares of the Portfolio outstanding.

3.	That the holders of 23,075,750.555 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

23,075,750.555			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

20,977,362.647			shares were voted for,

889,245.603			shares were voted against,
and

1,209,142.305			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

21,996,852.108			shares were voted for, and

1,078,898.447			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

21,974,350.145			shares were voted for, and

1,101,400.410			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

21,999,221.008			shares were voted for, and

1,076,529.547			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

22,015,570.206			shares were voted for, and

1,060,180.349			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

22,034,750.920			shares were voted for, and

1,040,999.635			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

22,020,871.018			shares were voted for, and

1,054,879.537			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

22,018,108.078			shares were voted for, and

1,057,642.477			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

22,004,753.747			shares were voted for, and

1,070,996.808			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

19,388,187.188			shares were voted for,

1,455,447.711			shares were voted against,
and

2,232,115.656			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

19,243,896.590			shares were voted for,

1,619,661.058			shares were voted against,
and

2,212,192.907			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this
report this 3rd day of April, 2003.
	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST GABELLI SMALL-CAP VALUE PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 39,876,934.868 shares of the Portfolio outstanding.

3.	That the holders of 39,876,934.868 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

39,876,934.868			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

34,833,062.600			shares were voted for,

1,456,430.555			shares were voted against,
and

3,587,441.713			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

37,515,709.620			shares were voted for, and

2,361,225.248			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

37,509,091.923			shares were voted for, and

2,367,842.945			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

37,519,575.091			shares were voted for, and

2,357,359.777			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

37,537,508.626			shares were voted for, and

2,339,426.242			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

37,554,413.854			shares were voted for, and

2,322,521.014			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

37,565,550.565			shares were voted for, and

2,311,384.303			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

37,548,839.418			shares were voted for, and

2,328,095.450			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

37,569,975.988			shares were voted for, and

2,306,958.880			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

32,324,223.586			shares were voted for,

2,385,711.839			shares were voted against,
and

5,1661999.443			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

31,912,290.343			shares were voted for,

2,853,285.050			shares were voted against,
and

5,111,359.475			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST DeAM SMALL-CAP VALUE PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 1,653,220.146 shares of the Portfolio outstanding.

3.	That the holders of 1,653,220.146 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

1,653,220.146			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

1,456,437.156			shares were voted for,

76,538.194			shares were voted against,
and

120,244.796			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

1,585,977.989			shares were voted for, and

67,242.157			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

1,585,977.989			shares were voted for, and

67,242.157			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

1,585,977.989			shares were voted for, and

67,242.157			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

1,585,977.989			shares were voted for, and

67,242.157			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

1,585,977.989			shares were voted for, and

67,242.157			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

1,585,977.989			shares were voted for, and

67,242.157			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

1,585,977.989			shares were voted for, and

67,242.157			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

1,585,977.989			shares were voted for, and

67,242.157			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

1,382,548.370			shares were voted for,

59,988.959			shares were voted against,
and

210,682.817			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

1,377,135.400			shares were voted for,

67,444.960			shares were voted against,
and

208,639.786			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 20,406,001.499 shares of the Portfolio outstanding.

3.	That the holders of 20,406,001.499 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

20,406,001.499			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

18,372,310.978			shares were voted for,

526,042.629			shares were voted against,
and

1,507,647.499			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

19,509.719.156			shares were voted for, and

896,281.950			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

19,487,055.741			shares were voted for, and

918,945.365			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

19,511,595.242			shares were voted for, and

894,405.864			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

19,487,816.660			shares were voted for, and

918,184.446			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

19,497,905.938			shares were voted for, and

908,095.168			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

19,485,817.647			shares were voted for, and

920,183.459			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

19,487,759.135			shares were voted for, and

918,241.971			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

19,513,266.025			shares were voted for, and

892,735.081			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

17,071,131.684			shares were voted for,

1,037,466.216			shares were voted against,
and

2,297,403.206			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

16,971,568.682			shares were voted for,

1,134,368.581			shares were voted against,
and

2,300,063.843			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning diversification:

17,171,466.176			shares were voted for,

900,270.099			shares were voted against,
and

2,334,264.831			shares abstained.

30.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning diversification.

31.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 29,605,795.968 shares of the Portfolio outstanding.

3.	That the holders of 29,605,795.968 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

29,605,795.968			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

26,963,625.396			shares were voted for,

1,031,593.049			shares were voted against,
and

1,610,577.523			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

28,142,781.710			shares were voted for, and

1,463,014.258			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

28,201,419.104			shares were voted for, and

1,404,376.864			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

28,154,109.087			shares were voted for, and

1,451,686.881			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

28,176,905.107			shares were voted for, and

1,428,890,861			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

28,211,038.349			shares were voted for, and

1,394,757.619			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

28,208,730.973			shares were voted for, and

1,397,064.995			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

28,200,366.054			shares were voted for, and

1,405,429.914			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

28,148,790.146			shares were voted for, and

1,457,005.822			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

24,849,813.014			shares were voted for,

2,084,258.313			shares were voted against,
and

2,671,724.641			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

24,669,254.413			shares were voted for,

2,332,859.993			shares were voted against,
and

2,603,681.562			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 55,834,565.519 shares of the Portfolio outstanding.

3.	That the holders of 55,834,565.519 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

55,834,565.519			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

50,459,972.796			shares were voted for,

1,994,100.296			shares were voted against,
and

3,380,492.427			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

52,911,480.626			shares were voted for, and

2,923,084.893			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

52,899,060.202			shares were voted for, and

2,935,505.317			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

52,935,032.855			shares were voted for, and

2,899,532.664			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

52,935,489.608			shares were voted for, and

2,899,075.911			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

52,933,321.786			shares were voted for, and

2,901,243.733			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

52,977,420.707			shares were voted for, and

2,857,144.812			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

52,966,649.093			shares were voted for, and

2,867,916.426			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

52,990,645.545			shares were voted for, and

2,843,919.974			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

47,211,819.901			shares were voted for,

3,267,343.752			shares were voted against,
and

5,355,401.866			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

46,734,561.718			shares were voted for,

3,708,246.204			shares were voted against,
and

5,391,757.597			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this
report this 3rd day of April, 2003.
	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST ALGER ALL-CAP GROWTH PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 88,034,422.875 shares of the Portfolio outstanding.

3.	That the holders of 88,034,422.875 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

88,034,422.875			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

78,578,773.253			shares were voted for,

2,974,926.740			shares were voted against,
and

6,480,722.882			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

83,481,712.044			shares were voted for, and

4,552,710.831			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

83,625,093.709			shares were voted for, and

4,409,329.166			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

83,508,885.982			shares were voted for, and

4,525,536.893			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

83,312,064.077			shares were voted for, and

4,722,358.798			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

83,610,713.286			shares were voted for, and

4,423,709.589			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

83,566,602.934			shares were voted for, and

4,467,819.941			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

83,578,785.930			shares were voted for, and

4,455,636.945			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

83,486,194.933			shares were voted for, and

4,548,227.942			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

72,484,809.359			shares were voted for,

5,304,688.282			shares were voted against,
and

10,244,925.234			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

71,870,802.185			shares were voted for,

5,964,375.198			shares were voted against,
and

10,199,245.492			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST GABELLI ALL-CAP VALUE PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 13,771,095.411 shares of the Portfolio outstanding.

3.	That the holders of 13,771,095.411 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

13,771,095.411			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

12,102,833.422			shares were voted for,

851,727.356			shares were voted against,
and

816,534.633			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

12,854,667.260			shares were voted for, and

916,428.151			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

12,809,160.338			shares were voted for, and

961,935.073			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

12,848,186.964			shares were voted for, and

922,908.447			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

12,858,603.609			shares were voted for, and

912,491.802			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

12,859,687.464			shares were voted for, and

911,407.947			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

12,907,339.798			shares were voted for, and

863,755.613			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

12,863,519.334			shares were voted for, and

907,576.077			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

12,863,605.481			shares were voted for, and

907,489.930			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

11,487,865.051			shares were voted for,

1,028,846.913			shares were voted against,
and

1,254,383.447			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

11,439,669.458			shares were voted for,

1,100,863.264			shares were voted against,
and

1,230,562.689			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 8,431,642.280 shares of the Portfolio outstanding.

3.	That the holders of 8,431,642.280 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

8,431,642.280			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

7,578,090.388			shares were voted for,

309,405.217			shares were voted against,
and

544,146.675			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

7,938,919.964			shares were voted for, and

492,722.316			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

7,955,850.752			shares were voted for, and

475,791.528			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

7,985,851.631			shares were voted for, and

445,790.649			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

7,974,418.637			shares were voted for, and

457,223.643			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

7,949151.197			shares were voted for, and

482,491.083			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

7,966,384.698			shares were voted for, and

465,257.582			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

7,996,508.705			shares were voted for, and

435,133.575			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

7,958,511.736			shares were voted for, and

473,130.544			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

7,062,827.298			shares were voted for,

499,651.845			shares were voted against,
and

869,163.137			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

6,810,031.140			shares were voted for,

750,310.809			shares were voted against,
and

871,300.331			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.


	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST ALLIANCE GROWTH PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 33,073,084.878 shares of the Portfolio outstanding.

3.	That the holders of 33,073,084.878 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

33,073,084.878			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

29,659,916.835			shares were voted for,

1,318,017.830			shares were voted against,
and

2,095,150.213			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

31,578,934.664			shares were voted for, and

1,494,150.214			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

31,590,762.969			shares were voted for, and

1,482,321.909			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

31,601,416.361			shares were voted for, and

1,471,668.517			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

31,554,977.043			shares were voted for, and

1,518,107.835			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

31,575,341.470			shares were voted for, and

1,497,743.408			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

31,585,620.088			shares were voted for, and

1,487,464.790			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

31,573,188.352			shares were voted for, and

1,499,896.526			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

31,594,185.178			shares were voted for, and

1,478,899.700			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

27,378,985.233			shares were voted for,

2,232,036.778			shares were voted against,
and

3,462,062.867			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

27,398,800.657			shares were voted for,

2,430,884.007			shares were voted against,
and

3,243,400.214			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST MFS GROWTH PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 86,625,634.689 shares of the Portfolio outstanding.

3.	That the holders of 86,625,634.689 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

86,625,634.689			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

77,218,484.476			shares were voted for,

3,416,973.108			shares were voted against,
and

5,990,177.105			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

81,382,072.668			shares were voted for, and

5,243,562.021			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

81,517,872.557			shares were voted for, and

5,107,762.132			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

81,433,792.504			shares were voted for, and

5,191,842.185			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

81,379,624.281			shares were voted for, and

5,246,010.408			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

81,550,696.743			shares were voted for, and

5,074,937.946			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

81,504,236.296			shares were voted for, and

5,121,398.393			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

81,535,692.576			shares were voted for, and

5,089,942.113			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

81,443,539.793			shares were voted for, and

5,182,094.896			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

71,445,061.601			shares were voted for,

5,858,970.540			shares were voted against,
and

9,321,602.548			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

71,107,935.854			shares were voted for,

6,143,311.130			shares were voted against,
and

9,374,387.705			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST MARSICO CAPITAL GROWTH PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 89,794,781.120 shares of the Portfolio outstanding.

3.	That the holders of 89,794,781.120 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

89,794,781.120			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

80,260,571.996			shares were voted for,

				shares were voted against, and

				shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

84,801,964.545			shares were voted for, and

4,992,816.575			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

84,821,421.552			shares were voted for, and

4,973,359.568			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

85,075,922.185			shares were voted for, and

4,718,858.935			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

85,082,269.242			shares were voted for, and

4,712,511.878			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

84,842,082.899			shares were voted for, and

4,952,698.221			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

84,861,571.798			shares were voted for, and

4,933,209.322			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

85,049,259.927			shares were voted for, and

4,745,521.193			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

84,865,904.785			shares were voted for, and

4,928,876.335			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

75,012,975.919			shares were voted for,

5,519,970.179			shares were voted against,
and

9,261,835.022			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

74,677,311.853			shares were voted for,

5,934,782.266			shares were voted against,
and

9,182,687.001			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 66,850,301.016 shares of the Portfolio outstanding.

3.	That the holders of 66,850,301.016 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

66,850,301.016			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

59,837,450.965			shares were voted for,

2,696,870.357			shares were voted against,
and

4,315,979.694			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

62,995,471.661			shares were voted for, and

3,854,829.355			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

63,016,537.002			shares were voted for, and

3,833,764.014			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

63,058,753.899			shares were voted for, and

3,791,547.117			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

63,040,460.613			shares were voted for, and

3,809,840.403			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

63,034,413.794			shares were voted for, and

3,815,887.222			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

62,993,279.618			shares were voted for, and

3,857,021.398				shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

63,039,752.791			shares were voted for, and

3,810,548.225			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

63,049,612.260			shares were voted for, and

3,800,688.756			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

55,144,445.745			shares were voted for,

4,518,298.186			shares were voted against,
and

7,187,557.085			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

54,867,163,832			shares were voted for,

4,913,449.587			shares were voted against,
and

7,069,687.597			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction with respect to investment in a single issuer:

55,316,021.533			shares were voted for,

4,399,615.547			shares were voted against,
and

7,134,663.936			shares abstained.

30.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction with respect to investment in a single issuer.

31.	That, with regard to the resolution approving a
change in the Portfolio's fundamental investment restriction with respect to diversification:

55,842,808.238			shares were voted for,

3,927,277.797			shares were voted against,
and

7,080,214.981			shares abstained.

32.	That due to rounding, the computations of shares
voted, as required by the Investment
Company Act of 1940, do not tally exactly for some items; however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this
report this 3rd day of April, 2003.
	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST DeAM LARGE-CAP GROWTH PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 9,585,451.486 shares of the Portfolio outstanding.

3.	That the holders of 9,585,451.486 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

9,585,451.486			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

8,991,400.521			shares were voted for,

234,240.023			shares were voted against,
and

359,810.942			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

9,158,767.517			shares were voted for, and

426,683.969			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

9,220,723.984			shares were voted for, and

364,727.502			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

9,220,723.984			shares were voted for, and

364,727.502			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

9,220,723.984			shares were voted for, and

364,727.502			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

9,220,723.984			shares were voted for, and

364,727.502			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

9,220,723.984			shares were voted for, and

364,727.502			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

9,220,723.984			shares were voted for, and

364,727.502			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

9,220,723.984			shares were voted for, and

364,727.502			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

8,112,911.492			shares were voted for,

592,657.930			shares were voted against,
and

879,882.064			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

7,992,769.455			shares were voted for,

736,557.010			shares were voted against,
and

856,125.021			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this
report this 3rd day of April, 2003.
	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST DeAM LARGE-CAP VALUE PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 13,457,976.116 shares of the Portfolio outstanding.

3.	That the holders of 13,457,976.116 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

13,457,976.116			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

11,818,423.280			shares were voted for,

880,658.573			shares were voted against,
and

758,894.263			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

12,681,971.288			shares were voted for, and

776,004.828			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

12,700,805.887			shares were voted for, and

757,170.229			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

12,704,483.992			shares were voted for, and

753,492.124			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

12,704,483.992			shares were voted for, and

753,492.124			shares were withheld.


16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

12,704,483.992			shares were voted for, and

753,492.124			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

12,699,414.399			shares were voted for, and

758,561.717			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

12,699,414.399			shares were voted for, and

758,561.717			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

12,703,314.938			shares were voted for, and

754,661.178			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

11,102,607.621			shares were voted for,

1,248,679.499			shares were voted against,
and

1,106,688.996			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

11,059,623.949			shares were voted for,

1,271,679.947			shares were voted against,
and

1,126,672.220			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.


	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 4,274,870.681 shares of the Portfolio outstanding.

3.	That the holders of 4,274,870.681 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

4,274,870.681			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

3,938,647.875			shares were voted for,

130,857.898			shares were voted against,
and

205,364.908			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

4,095,770.544			shares were voted for, and

179,100.137			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

4,072,862.714			shares were voted for, and

202,007.967			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

4,065,166.837			shares were voted for, and

209,703.844			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

4,096,426.482			shares were voted for, and

178,444.199			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

4,072,862.714			shares were voted for, and

202.007.967			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

4,096,426.482			shares were voted for, and

178,444.199			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

4,096,426.482			shares were voted for, and

178,444.199			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

4,073,518.652			shares were voted for, and

201,352.029			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

3,675,097.706			shares were voted for,

221,116.272			shares were voted against,
and

378,656.703			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

3,691,142.693			shares were voted for,

205,696.951			shares were voted against,
and

378,031.037			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.


	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 22,010,467.674 shares of the Portfolio outstanding.

3.	That the holders of 22,010,467.674 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

22,010,467.674			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

20,325,473.307			shares were voted for,

604,829.835			shares were voted against,
and

1,080,164.532			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

21,096,261.803			shares were voted for, and

914,205.871			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

21,084,500.959			shares were voted for, and

925,966.715			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

21,086,033.913			shares were voted for, and

924,433.761			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

21,107,923.958			shares were voted for, and

902,543.716			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

21,085,380.034			shares were voted for, and

925,087.640			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

21,906,368.315			shares were voted for, and

914,099.359			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

21,089,571.458			shares were voted for, and

920,896.216			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

21,032,611.464			shares were voted for, and

977,856.210			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

18,948,956.412			shares were voted for,

1,226,124.791			shares were voted against,
and

1,935,386.471			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

18,949,998.617			shares were voted for,

1,237,472.418			shares were voted against,
and

1,822,996.639			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey



AST COHEN & STEERS REALTY PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 17,190,421.757 shares of the Portfolio outstanding.

3.	That the holders of 17,190,421.757 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

17,190,421.757			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

15,327,280.287			shares were voted for,

628,498.155			shares were voted against,
and

1,234,642.757			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

16,16,361,850.862		shares were voted for, and

828,570.337			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

16,381,737.479			shares were voted for, and

808,683.720			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

16,370,887.725			shares were voted for, and

819,533.474			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

16,379,433.140			shares were voted for, and

810,988.059			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

16,404,525.662			shares were voted for, and

785,895.537			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

16,410,940.128			shares were voted for, and

779,481.071			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

16,408,099.359			shares were voted for, and

782,321.840			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

16,397,367.749			shares were voted for, and

793,053.450			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

14,375,179.775			shares were voted for,

979,414.905			shares were voted against,
and

1,835,826.519			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

14,134,816.220			shares were voted for,

1,256,002.042			shares were voted against,
and

1,799,602.937			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey



AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 48,756,488.585 shares of the Portfolio outstanding.

3.	That the holders of 48,756,488.585 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

48,756,488.585			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

42,839,905.985			shares were voted for,

1,602,986.965			shares were voted against,
and

4,313,595.695			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

45,827,660.675			shares were voted for, and

2,928,827.910			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

45,810,440.461			shares were voted for, and

2,946,048.124			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

45,821,064.816			shares were voted for, and

2,935,423.769			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

45,875,870.152			shares were voted for, and

2,880,618.433			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

45,849,916.473			shares were voted for, and

2,906,572.112			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

45,889,769.793			shares were voted for, and

2,866,718.792			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

45,869,076.398			shares were voted for, and

2,887,412.187			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

45,824,134.900			shares were voted for, and

2,932,353.685			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

39,456,644.636			shares were voted for,

2,814,570.283			shares were voted against,
and

6,485,273.666			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

38,50,713.952			shares were voted for,

3,198,731.986			shares were voted against,
and

6,607,042.647			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey



AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 26,620,740.258 shares of the Portfolio outstanding.

3.	That the holders of 26,620,740.258 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

26,620,740.258			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

23,772,305.795			shares were voted for,

903,212.362			shares were voted against,
and

1,945,222.101			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

25,341,649.297			shares were voted for, and

1,279,090.961			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

25,334,332.924			shares were voted for, and

26,620,740.258			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

25,323,137.475			shares were voted for, and

1,297,602.783			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

25,348,852.496			shares were voted for, and

1,271,887.762			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

25,337,242.066			shares were voted for, and

1,283,498.192			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

25,376,201.808			shares were voted for, and

1,244,538.450			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

25,342,507.917			shares were voted for, and

1,278,232.341			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

25,391,150.119			shares were voted for, and

1,229,590.139			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

22,080,335.088			shares were voted for,

1,522,568.528			shares were voted against,
and

3,017,836.642			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

22,014,246.723			shares were voted for,

1,573,888.742			shares were voted against,
and

3,032,604.793			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey



AST ALLIANCE GROWTH AND INCOME PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 83,493,680.136 shares of the Portfolio outstanding.

3.	That the holders of 83,493,680.136 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

83,493,680.136			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

75,451,644.790			shares were voted for,

2,835,129.415			shares were voted against,
and

5,206,905.931			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

79,471,770.341			shares were voted for, and

4,021,909.765			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

79,470,783.134			shares were voted for, and

4,022,897.002			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

79,479,311.787			shares were voted for, and

4,014,368.349			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

79,507,853.777			shares were voted for, and

3,985,826.359			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

79,485,375.426			shares were voted for, and

4,008,304.710			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

79,530,006.868			shares were voted for, and

3,963,673.268			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

79,505,574.709			shares were voted for, and

3,988,105.427			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

79,520,727.007			shares were voted for, and

3,972,953.129			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

70,202,536.172			shares were voted for,

4,706,617.858			shares were voted against,
and

8,584,526.106			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

69,967,037.624			shares were voted for,

4,984,119.663			shares were voted against,
and

8,542,522.849			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction with respect to investment in a single issuer.

70,320,371.868			shares were voted for,

4,362,645.544			shares were voted against,
and

8,810,662.724			shares abstained.

30.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

31	That, with regard to the resolution approving the
reclassification of certain fundamental
investment restrictions from "fundamental" to
"non-fundamental":

69,470,201.039			shares were voted for,

4,832,290.784			shares were voted against,
and

9,191,188.313			shares abstained.

32	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the reclassification of certain fundamental investment restrictions from "fundamental" to
"non-fundamental".

33.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this
report this 3rd day of April, 2003.
	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
__________________________________________
	Laura Kealey


AST MFS GROWTH WITH INCOME PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 11,553,638.622 shares of the Portfolio outstanding.

3.	That the holders of 11,553,638.622 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

11,553,638.622			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

10,520,355.093			shares were voted for,

513,582.240			shares were voted against,
and

519,701.289			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

10,862.127,367			shares were voted for, and

691,511.255			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

10,981,322.016			shares were voted for, and

572,316.606			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

10,881,298.239			shares were voted for, and

672,340.383			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

10,878,809.989			shares were voted for, and

674,828.633			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

10,992,291.757			shares were voted for, and

561,346.865			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

10,978,336			shares were voted for, and

575,302.586			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

10,977,603.027			shares were voted for, and

576,035.595			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

10,912,648.401			shares were voted for, and

640,990.221			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

9,908,595.602			shares were voted for,

612,899.223			shares were voted against,
and

1,032,143.797			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

9,859,626.012			shares were voted for,

663,132.480			shares were voted against,
and

1,030,880.130			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey



AST INVESCO CAPITAL INCOME PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 49,955,920.380 shares of the Portfolio outstanding.

3.	That the holders of 49,955,920.380 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

49,955,920.380			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

44,842,947.484			shares were voted for,

1,836,557.437			shares were voted against,
and

3,276,415.459			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

47,309,932.835			shares were voted for, and

2,645,987.545			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

47,325,426.932			shares were voted for, and

2,630,493.448			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

47,318,066.929			shares were voted for, and

2,637,853.451			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

47,338,273.789			shares were voted for, and

2,617,646.591			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

47,307,706.673			shares were voted for, and

2,648,213.707			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

47,319,583.723			shares were voted for, and

2,636,336.657			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

47,325,189.163			shares were voted for, and

2,630,731.217			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

47,335,110.555			shares were voted for, and

2,620,809.825			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

42,186,590.330			shares were voted for,

2,748,776.198			shares were voted against,
and

5,020,553.852			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

42,032,333.632			shares were voted for,

2,881,492.153			shares were voted against,
and

5,042,094.595			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning investment in a single issuer:

42,148,165.566			shares were voted for,

2,647,802.027			shares were voted against,
and

5,159,952.787			shares abstained.

30.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning investment in a single issuer.

31.	That, with regard to the resolution approving the
reclassification of certain fundamental
investment restrictions from "fundamental" to
"non-fundamental":

41,640,471.878			shares were voted for,

2,770,196.604			shares were voted against,
and

5,545,251.898			shares abstained.

32.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the reclassification of certain fundamental investment restrictions from "fundamental" to
"non-fundamental".

33.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST DeAM GLOBAL ALLOCATION PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 29,478,215.425 shares of the Portfolio outstanding.

3.	That the holders of 29,478,215.425 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

29,478,215.425			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

26,578,513.552			shares were voted for,

1,133,157.741			shares were voted against,
and

1,766,544.132			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

28,057,309.932			shares were voted for, and

1,420,905.493			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

28,070,774.875			shares were voted for, and

1,407,440.550			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

28,063,762.276			shares were voted for, and

1,414,453.149			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

28,078,205.296			shares were voted for, and

1,400,010.129			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

28,064,623.695			shares were voted for, and

1,413,591.730			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

28,083,869.188			shares were voted for, and

1,394,346.237			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

28,059,779.590			shares were voted for, and

1,418,435.835			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

28,083,593.151			shares were voted for, and

1,394,622.274			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

24,930,910.062			shares were voted for,

1,512,289.591			shares were voted against,
and

3,035,015.772			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

24,844,327.056			shares were voted for,

1,606,815.404			shares were voted against,
and

3,027,072.965			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey



AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 16,024,891.860 shares of the Portfolio outstanding.

3.	That the holders of 16,024,891.860 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

16,024,891.860			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

14,480,739.258			shares were voted for,

604,708.236			shares were voted against,
and

393,444.366			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

15,160,980.742			shares were voted for, and

863,911.118			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

15,142,038.663			shares were voted for, and

882,853.197			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

15,163,404.058			shares were voted for, and

861,487.802			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

15,167,739.352			shares were voted for, and

857,152.508			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

15,149,400.001			shares were voted for, and

875,491859			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

15,151,001.930			shares were voted for, and

873,889.930			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

15,134,174.607			shares were voted for, and

890,717.253			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

15,149,814.453			shares were voted for, and

875,077.407			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

13,559,158.866			shares were voted for,

850,401.060			shares were voted against,
and

1,615,331.934			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

13,498,974.387			shares were voted for,

908,899.287			shares were voted against,
and

1,617,018.186			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items; however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey



AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 20,818,412.176 shares of the Portfolio outstanding.

3.	That the holders of 20,818,412.176 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

20,818,412.176				shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

18,901,636.912			shares were voted for,

503,017.374			shares were voted against,
and

1,413,757.890			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

19,847,589.577			shares were voted for, and

970,822.599			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

19,871,129.768			shares were voted for, and

947,282.408			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

19,871,181.950			shares were voted for, and

947,230.226			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

19,864,744.173			shares were voted for, and

953,668.003			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

19,864,888.561			shares were voted for, and

953,523.615			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

19,852,483.432			shares were voted for, and

965,928.744			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

19,844,86.674			shares were voted for, and

973,545.674			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

19,842,274.132			shares were voted for, and

976,138.044			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

17,275,383.827			shares were voted for,

1,270,401.835			shares were voted against,
and

2,272,626.514			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

17,167,351.194			shares were voted for,

1,350,469.765			shares were voted against,
and

2,300,591.217			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items; however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey



AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 19,540,305.688 shares of the Portfolio outstanding.

3.	That the holders of 19,540,305.688 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

19,540,305.688			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

17,709,191.279			shares were voted for,

516,445.547			shares were voted against,
and

1,314,668.862			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

18,362,363.483			shares were voted for, and

1,177,942.205			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

18,440,071.011			shares were voted for, and

1,100,234.677			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

18,424,368.851			shares were voted for, and

1,115,936.837			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

18,377,581.183			shares were voted for, and

1,162,454.505			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

18,450,381.285			shares were voted for, and

1,089,924.403			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

18,418,341.297			shares were voted for, and

1,121,964.391			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

18,455,022.853			shares were voted for, and

1,085,282.835			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

18,476,612.697			shares were voted for, and

1,063,692.991			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

16,111,775.079			shares were voted for,

1,100,206.360			shares were voted against,
and

2,328,324.249			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

16,258,417.756			shares were voted for,

1,043,584.445			shares were voted against,
and

2,238,303.487			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey




AST FEDERATED HIGH YIELD PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 70,036,804.810 shares of the Portfolio outstanding.

3.	That the holders of 70,036,804.810 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

70,036,804.810			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

63,910,469.494			shares were voted for,

1,725,144.391			shares were voted against,
and

4,401,190.925			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

66,615,411.682			shares were voted for, and

3,421,39.128			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

66,576,393.106			shares were voted for, and

3,460,411.704			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

66,663,779.788			shares were voted for, and

3,373,025.022			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

66,655,185.737			shares were voted for, and

3,381,619.073			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

66,663,908.313			shares were voted for, and

3,372,896.497			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

66,663,531.483			shares were voted for, and

3,373,273.327			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

66,627,525.660			shares were voted for, and

3,409,279.150			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

66,723,547.672			shares were voted for, and

3,313,257.138			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

59,351,266.871			shares were voted for,

3,727,110.992			shares were voted against,
and

6,958,426.947			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

59,177,854.952			shares were voted for,

3,816,650.769			shares were voted against,
and

7,042,299.089			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

28.	That, with regard to the resolution approving the
reclassification of certain of the Portfolio's restrictions from "fundamental" to "non-fundamental":

58,990,312.671			shares were voted for,

3,736,087.820			shares were voted against,
and

7,310,404.319			shares abstained.

29.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the reclassification of certain of the Portfolio's restrictions from "fundamental" to "non-fundamental".

30.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey



AST LORD ABBETT BOND-DEBENTURE PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 16,367,490.500 shares of the Portfolio outstanding.

3.	That the holders of 16,367,490.500 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

16,367,490.500			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

14,808,372.682			shares were voted for,

462,894.155			shares were voted against,
and

1,096,490.500			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

15,459,535.149			shares were voted for, and

908,222.188			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

15,470,178.594			shares were voted for, and

897,578.743			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

15,503,170.313			shares were voted for, and

864,587.024			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

15,531,434.828			shares were voted for, and

836,322.509			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

15,489,658.746			shares were voted for, and

878,098.591			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

15,508,543.832			shares were voted for, and

859,213.505			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

15,503,497.358			shares were voted for, and

864,259.979			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

15,436,218.166			shares were voted for, and

931,539.171			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

13,912,423.202			shares were voted for,

936,031.908			shares were voted against,
and

1,519,302.227			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

13,944,161.740			shares were voted for,

927,391.942			shares were voted against,
and

1,496,203.655			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey



AST DeAM BOND PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 12,043,272.444 shares of the Portfolio outstanding.

3.	That the holders of 12,043,272.444 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

12,043,272.444			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

11,540,503.841			shares were voted for,

30,632.220			shares were voted against,
and

472,136.383			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

11,479,217.157			shares were voted for, and

564,055.287			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

11,479,217.157			shares were voted for, and

564,055.287			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

11,479,217.157			shares were voted for, and

564,055.287			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

11,479,217.157			shares were voted for, and

564,055.287			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

11,511,911.811			shares were voted for, and

531,360.633			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

11,511,911.811			shares were voted for, and

531,360.633			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

11,511,911.811			shares were voted for, and

531,360.633			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

11,511,911.811			shares were voted for, and

531,360.633			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

9,970,295.754			shares were voted for,

683,966.345			shares were voted against,
and

1,389,010.345			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

9,854,592.482			shares were voted for,

779,616.629			shares were voted against,
and

1,409,063.333			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST PIMCO TOTAL RETURN BOND PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 185,963,135.716 shares of the Portfolio outstanding.

3.	That the holders of 185,963,135.716 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

185,963,135.716		shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

166,283,701.669			shares were voted for,

7,111,010.608			shares were voted against,
and

12,568,423.716			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

175,350,974.673			shares were voted for,
and

10,612,161.320			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

175,144,011.567			shares were voted for,
and

10,819,124.426			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

175,301,328.856			shares were voted for,
and

10,661,807.137			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

175,511,400.824			shares were voted for,
and

10,451,735.169			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

175,487,432.310			shares were voted for,
and

10,475,703.683			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

175,472,645.770			shares were voted for,
and

10,490,490.223			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

175,441,962.210			shares were voted for,
and

10,521,173.783			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

175,371,892.802			shares were voted for,
and

10,591,243.191			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

153,905,960.831			shares were voted for,

11,411,023.753			shares were voted against,
and

20,646,151.409			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

153,689,201.105			shares were voted for,

11,836,386.478			shares were voted against,
and

20,437,548.410			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That, with regard to the resolution approving of
the reclassification of certain of the
Portfolio's investment restrictions from
"fundamental" to "non-fundamental":

153,501,965.631			shares were voted for,

11,248,321.404			shares were voted against,
and

21,212,848.958			shares abstained.

30.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving of the reclassification of certain of the Portfolio's investment restrictions from "fundamental" to
"non-fundamental".

31.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST PIMCO LIMITED MATURITY BOND PORTFOLIO of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 98,454,646.862 shares of the Portfolio outstanding.

3.	That the holders of 98,454,646.862 shares of the
Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

98,454,646.862			shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

87,144,968.286			shares were voted for,

3,166,063.968			shares were voted against,
and

8,143,614.608			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

92,532,835.601			shares were voted for, and

5,921,811.261			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

92,533,928.211			shares were voted for, and

5,920,718.651			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

92,569,872.907			shares were voted for, and

5,884,773.955			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

92,655,970.365			shares were voted for, and

5,798,676.497			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

92,561,486.419			shares were voted for, and

5,893,160.443			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

92,585,473.536			shares were voted for, and

5,869,173.326			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

92,542,366.776			shares were voted for, and

5,912,280.086			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

92,579,365.296			shares were voted for, and

5,875,281.566			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

80,703,977.835			shares were voted for,

6,469,237.950			shares were voted against,
and

11,281,431.077			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

80,566,151.360			shares were voted for,

6,646,919.246			shares were voted against,
and

11,241,576256			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.


29.	That, with regard to the resolution approving of
the reclassification of certain of the
Portfolio's investment restrictions from
"fundamental" to "non-fundamental":

80,257,642.730			shares were voted for,

6,341,239.846			shares were voted against,
and

11,855,764.286			shares abstained.

30.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving of the reclassification of certain of the Portfolio's investment restrictions from "fundamental" to
"non-fundamental".

31.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.

	INSPECTORS:
	_____________________________
_____________	Susann Palumbo
	_____________________________
_____________
	Laura Kealey


AST MONEY MARKET PORTFOLIO
of
AMERICAN SKANDIA TRUST
Special Meeting of Shareholders - April 3, 2003
Inspectors Report

We, duly appointed Inspectors of Election, acting at the Special Meeting of Shareholders of the Portfolio, held
April 3, 2003, having taken an oath to perform fairly and impartially our duties and having conducted the voting and received the votes of the shareholders cast by ballots, do hereby certify:

1.	That the voting at the meeting was fairly
conducted.

2.	That, to the best of our knowledge, at the close
of business on the record date, February 3, 2003, there were 2,747,749,485.170 shares of the Portfolio outstanding.

3.	That the holders of 2,747,749,485.170 shares of
the Portfolio were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Portfolio and thus constituting a quorum.

4.	That to the best of our knowledge, the proxies
submitted and used at the meeting were in proper form, valid and authentic.

5.	That, with regard to the resolution proposed by
the shareholders electing the nominees Mr. John
Birch, Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting,

2,747,749,485.170		shares were voted for,

0				shares were voted against, and

0				shares abstained.

6.	That the holders of a majority of the Portfolio's
shares present in person or by proxy and entitled to vote at the meeting have voted to elect Mr.
John Birch Chairman for the meeting, Ms. Susann
Palumbo and Ms. Laura Kealey Inspectors of
Election, and Mr. Richard Kirk Secretary for the meeting.

7.	That, with regard to the resolution approving a
new investment management agreement between the Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC:

2,402,894,746.756		shares were voted for,

113,594,150.925			shares were voted
against, and

231,260,587.489			shares abstained.

8.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving the new investment management agreement between the
Trust, on behalf of the Portfolio, and American
Skandia Investment Services, Inc. and Prudential
Investments LLC.

9.	That, with regard to the resolution approving the
election of Saul K. Fenster as Trustee:

2,559,197,942.795		shares were voted for, and

188,551,542.375			shares were withheld.

10.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Saul K. Fenster as Trustee.

11.	That, with regard to the resolution approving the
election of Delayne Dedrick Gold as Trustee:

2,561,688,711.757		shares were voted for, and

186,060,773.413			shares were withheld.

12.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Delayne Dedrick Gold as Trustee.

13.	That, with regard to the resolution approving the
election of W. Scott McDonald, Jr. as Trustee:

2,560,420,919.379		shares were voted for, and

187,328,565.791			shares were withheld.

14.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of W. Scott McDonald as Trustee.

15.	That, with regard to the resolution approving the
election of Thomas T. Mooney as Trustee:

2,561,393,628.192		shares were voted for, and

186,355,856.978			shares were withheld.

16.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Thomas T. Mooney as Trustee.

17.	That, with regard to the resolution approving the
election of Louis A. Weill, III as Trustee:

2,562,066,068.437		shares were voted for, and

185,683,416.733			shares were withheld.

18.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Louis A. Weill, III as Trustee.

19.	That, with regard to the resolution approving the
election of David R. Odenath, Jr. as Trustee:

2,561,299,828.268		shares were voted for, and

186,449,656.902			shares were withheld.

20.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of David R. Odenath, Jr. as Trustee.

21.	That, with regard to the resolution approving the
election of Robert F. Gunia as Trustee:

2,564,078,503.674		shares were voted for, and

183,670,981.496			shares were withheld.

22.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of Robert F. Gunia as Trustee.

23.	That, with regard to the resolution approving the
election of John A. Pileski as Trustee:

2,563,066,048.664		shares were voted for, and

184,683,436.506			shares were withheld.

24.	That the holders of a plurality of the voting
securities of the Portfolio were voted in favor of approving the election of John A. Pileski as Trustee.

25.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning lending:

2,217,499,406.826		shares were voted for,

190,644,321.807			shares were voted
against, and

339,605,756.537			shares abstained.

26.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning lending.

27.	That, with regard to the resolution approving
changes in the Portfolio's fundamental investment restriction concerning borrowing:

2,206,852,836.536		shares were voted for,

203,786,128.900			shares were voted
against, and

337,110,519.734			shares abstained.

28.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving changes in the Portfolio's fundamental investment restriction concerning borrowing.

29.	That, with regard to the resolution approving of
the reclassification of certain of the
Portfolio's investment restrictions from
"fundamental" to "non-fundamental":

2,194,197,999.346		shares were voted for,

185,168,227.443			shares were voted
against, and

368,383,258.381			shares abstained.

30.	That the holders of a "majority of the
outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, were voted in favor of approving of the reclassification of certain of the Portfolio's investment restrictions from "fundamental" to
"non-fundamental".

21.	That due to rounding, the computations of shares
voted, as required by the Investment Company Act of 1940, do not tally exactly for some items;
however, these differences, individually and in the aggregate, are not material.

	IN WITNESS WHEREOF, the undersigned have executed this report this 3rd day of April, 2003.



EXHIBIT B:
ITEM 77K - Changes in registrant's certifying accountant

The following information responds to Item 304 (a)(1) of Regulation S-K which is required pursuant to Item 4 of Form
8-K.

(i) The former independent accountants for American
Skandia Trust, Deloitte & Touche LLP, resigned as such effective June 25, 2003.

(ii) Deloitte & Touche LLP's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) Not applicable.

(iv) During the Trust's two most recent fiscal years and the subsequent interim period preceding Deloitte &
Touche LLP's resignation, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused Deloitte & Touche LLP to make a reference to the subject matter of the disagreement(s) in connection with its report.




EXHIBIT C:
Item 77O - Transactions effected pursuant to Rule 10f-3


American Skandia Trust
Summary of Rule 10f-3 Transactions
For the Period January 1, 2003 through June 30, 2003

AST Goldman Sachs Mid-Cap Growth Portfolio

On May 22, 2003, the AST Goldman Sachs Mid-Cap Growth
Portfolio of the Registrant purchased 12,200 shares of Petco Animal Supplies Company common stock from Morgan
Stanley & Co., Inc. in an underwritten offering of 9,000,000 shares of such stock in which Goldman Sachs &
Co., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $19.65 per share.


AST Goldman Sachs Small-Cap Value Portfolio

On May 1, 2003, the AST Goldman Sachs Small-Cap Value
Portfolio of the Registrant purchased 4,000 shares of Unumprovident Corp. common stock from Morgan Stanley & Co.,
Inc. in an underwritten offering of 45,980,000 shares of such stock in which Goldman Sachs & Co., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $10.875 per share.

AST DeAM Bond Portfolio

On January 7, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $285,000 par of Comcast Corp. (5.85%,
1/15/10) corporate bonds from Morgan Stanley & Co., Inc., in an underwritten offering of $600,000,000 corporate bonds in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.862 per bond.

On January 9, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $635,000 par of United Mexican States
(6.375%, 1/16/13) bonds from Warburg Dillon Read LLC, in an underwritten offering of $2,000,000,000 bonds in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $98.093 per bond.

On January 28, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $655,000 par of Sempra Energy (6%,
2/1/13) corporate bonds from Salomon Smith Barney, in an underwritten offering of $400,000,000 corporate bonds in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.658 per bond.

On March 12, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $250,000 par of Comcast Corp. (5.50%,
3/15/11) corporate bonds from Chase Securities, Inc., in an underwritten offering of $750,000,000 corporate bonds in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.553 per bond.

On March 12, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $375,000 par of Comcast Corp. (7.05%,
3/15/33 corporate bonds from Merrill Lynch, in an underwritten offering of $750,000,000 corporate bonds in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.518 per bond.

On April 7, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $1,490,000 par of  SLM Corp.  (5.0%,
4/15/15) corporate bonds from JP Morgan Chase, in an underwritten offering of $400,000,000 corporate bonds in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.35 per bond.

On May 5, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $1,000,000 par of WMC Finance, USA
(5.125%, 5/15/13) corporate bonds from Salomon Smith Barney
Shearson, in an underwritten offering of $500,000,000 corporate bonds in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.882 per bond.

On May 14, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $695,000 par of Corp. Andina de
Fomento (5.2 %, 5/21/13) corporate bonds from Merrill
Lynch, in an underwritten offering of $500,000,000 corporate bonds in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.584 per bond.

On May 28, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $1,090,000 par of Allstate Corp.
(5.35%, 6/1/33) corporate bonds from Goldman Sachs & Co., in an underwritten offering of $400,000,000 corporate bonds in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.526 per bond.



EXHIBIT D:

Item 77Q1(e) - Copies of any new or amended Registrant investment advisory agreements

The following are new advisory (1 agreement) and sub-advisory (41 agreements) agreements for Registrant effective May 1, 2003.


AMERICAN SKANDIA TRUST
INVESTMENT MANAGEMENT AGREEMENT
Agreement made this ___ day of ____, 2003, between American Skandia Trust, a Massachusetts trust (the
Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia
Investment Services, Inc. (ASISI).
W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end
management investment company registered under the
Investment Company Act of 1940, as amended (the 1940 Act);
and
WHEREAS, the Fund desires to retain PI and ASISI
jointly to render or contract to obtain as hereinafter
provided investment advisory services to the Fund and the
Fund also desires to avail itself of the facilities
available to PI and ASISI with respect to the
administration of its day-to-day business affairs, and both
PI and ASISI are willing to render such investment advisory
and administrative services; and
WHEREAS, the Fund desires to retain PI and ASISI
to act as co-managers (in such joint capacity the Co-
Managers) with respect to the Fund; it being understood
that PI, except as otherwise provided herein, shall
oversee, supervise and assist with ASISI's provision of
investment advisory services to the Fund;
NOW, THEREFORE, the parties agree as follows:
1.	The Fund hereby appoints the Co-Managers to
act as manager of the Fund and each series thereof set
forth on Schedule A hereto (each a Portfolio) and as
administrator of its business affairs for the period and on
the terms set forth in this Agreement.  The Co-Managers
accept such appointment and agree to render the services
herein described, for the compensation herein provided.
Subject to the approval of the Board of Trustees of the
Fund, the Co-Managers are authorized to enter into one or
more subadvisory agreements with any subadviser, whether or
not affiliated with the Manager (including, to the extent
legally permissible, Prudential Investment Management, Inc.
and Jennison Associates LLC) (each, a Subadviser), pursuant
to which such Subadviser shall furnish to the Fund and each
Portfolio investment advisory services in connection with
the management of the Fund and such Portfolio (each, a
Subadvisory Agreement).  Subject to the approval of the
Board of Trustees of the Fund, the Co-Managers are
authorized to retain more than one Subadviser for each
Portfolio, and if any Portfolio has more than one
Subadviser, the Co-Managers are authorized to allocate and
reallocate the assets of such Portfolio among the
Subadvisers to such Portfolio. The Co-Managers will
continue to have joint and several responsibility to the
Fund and each Portfolio for all investment advisory
services furnished to the Fund and such Portfolio pursuant
to any Subadvisory Agreement. The Fund and Co-Managers
understand and agree that the Co-Managers may manage the
Fund and each Portfolio in a "manager-of-managers" style
with either a single Subadviser or multiple Subadvisers for
such Portfolio, which contemplates that the Co-Managers
will, among other things and pursuant to an Order issued by
the Securities and Exchange Commission (SEC): (i)
continually evaluate the performance of each Subadviser to
such Portfolio, if applicable, through quantitative and
qualitative analyses and consultations with such
Subadviser; (ii) periodically, and at least annually, make
recommendations to the Fund's Board as to whether the
contract with each Subadviser should be renewed, modified,
or terminated in respect of such Portfolio; and (iii)
periodically report to the Fund's Board regarding the
results of its evaluation and monitoring functions.  The
Fund recognizes that, subject to Board approval, a
Subadviser's services in respect of the Fund or any
Portfolio may be terminated or modified pursuant to the
"manager-of-managers" process, and that the Co-Managers may
appoint a new Subadviser for any Subadviser that is so
removed.
2.	Subject to the supervision of the Board of
Trustees of the Fund, the Co-Managers shall administer the
Fund's business affairs and, in connection therewith, shall
furnish the Fund with office facilities and with clerical,
bookkeeping and recordkeeping services at such office
facilities and, subject to Section 1 hereof and any
Subadvisory Agreement, the Co-Managers shall manage the
investment operations of the Fund and the composition of
the investment portfolio for each Portfolio, including the
purchase, retention and disposition thereof, in accordance
with the Portfolio's investment objectives, policies and
restrictions as stated in the Fund's SEC registration
statement on Form N-1A, as in effect from time to time (the
Registration Statement), and subject to the following
understandings:
(a)	With respect to the Fund and each
Portfolio, the Co-Managers (or the Subadviser(s)
to such Portfolio under the Co-Managers'
supervision) shall provide supervision of the
Portfolio's investments, and shall determine from
time to time what investments or securities will
be purchased, retained, sold or loaned by the
Portfolio, and what portion of the assets of such
Portfolio will be invested or held uninvested as
cash.
(b)	With respect to the Fund and each
Portfolio, the Co-Managers, in the performance of
their duties and obligations under this
Agreement, shall act in conformity with the
Declaration of Trust of the Fund and the
Registration Statement and with the instructions
and directions of the Board of Trustees of the
Fund, and will conform to and comply with the
requirements of the 1940 Act and all other
applicable federal and state laws and
regulations.  In connection therewith, the Co-
Managers shall, among other things, prepare and
file (or cause to be prepared and filed) such
reports as are, or may in the future be, required
by the SEC).
(c)	With respect to the Fund and each
Portfolio, the Co-Managers (or the
Subadviser(s) to such Portfolio under the
Co-Managers' supervision) shall determine
the securities and futures contracts to be
purchased or sold by such Portfolio and will
place orders pursuant to their
determinations with or through such persons,
brokers, dealers or futures commission
merchants (including but not limited to
Prudential Securities Incorporated, to the
extent legally permissible) in conformity
with the policy with respect to brokerage as
set forth in the Registration Statement or
as the Board of Trustees may direct from
time to time.  In providing the Fund and
each Portfolio with investment supervision,
it is recognized that the Co-Managers (or
the Subadviser(s) to such Portfolio under
the Co-Managers' supervision) will give
primary consideration to securing the most
favorable price and efficient execution.
Consistent with this policy, the Co-Managers
(or the Subadviser(s) to such Portfolio
under the Co-Managers' supervision) may
consider the financial responsibility of or
[research and investment information and
other services] provided by brokers, dealers
or futures commission merchants who may
effect or be a party to any such transaction
or other transactions to which other clients
of either of the Co-Manager (or Subadvisers)
may be a party, the size and difficulty in
executing the order, and the value of the
expected contribution of the broker dealer
to the investment performance of the
Portfolio on a continuing basis.  It is
understood that, to the extent legally
permissible, Prudential Securities
Incorporated (or a broker-dealer affiliated
with a Subadviser) may be used as principal
broker for securities transactions, but that
no formula has been adopted for allocation
of the Fund's investment transaction
business for the Fund or any Portfolio.  It
is also understood that it is desirable for
the Fund and each Portfolio that the Co-
Manager (or the Subadviser(s) to such
Portfolio) have access to supplemental
investment and market research and security
and economic analysis provided by brokers or
futures commission merchants, and that such
brokers or futures commission merchants may
execute brokerage transactions at a higher
cost to the Fund and such Portfolio than may
result when allocating brokerage to other
brokers or futures commission merchants on
the basis of seeking the most favorable
price and efficient execution.  Therefore,
the Co-Managers (and the Subadviser(s) to
such Portfolio under the Co-Manager's
supervision) each is authorized to pay
higher brokerage commissions for the
purchase and sale of securities and futures
contracts for the Fund to brokers or futures
commission merchants who provide such
research and analysis, subject to review by
the Fund's Board of Trustees from time to
time with respect to the extent and
continuation of this practice.  It is
understood that the services provided by
such broker or futures commission merchant
may be useful to the Co-Manager (or the
Subadviser) in connection with its services
to other clients.
On occasions when the Co-Managers (or any
Subadviser to such Portfolio under the Co-
Managers' supervision) deem the purchase or sale
of a security or a futures contract to be in the
best interest of the Fund and such Portfolio as
well as other clients of the Co-Managers (or such
Subadviser), the Co-Manager (or such Subadviser),
to the extent legally permissible, may, but shall
be under no obligation to, aggregate the
securities or futures contracts to be so sold or
purchased in order to obtain the most favorable
price or lower brokerage commissions and
efficient execution.  In such event, allocation
of the securities or futures contracts so
purchased or sold, as well as the expenses
incurred in the transaction, will be made by the
Co-Managers (or such Subadviser) in the manner it
considers to be the most equitable and consistent
with its fiduciary obligations to the Fund and
such Portfolio and to such other clients.
(d)	With respect to the Fund and each
Portfolio, the Co-Managers (or the Subadviser(s)
to such Portfolio under the Co-Managers'
supervision) shall maintain all books and records
with respect to the Fund's and such Portfolio's
portfolio transactions and shall render to the
Fund's Board of Trustees such periodic and
special reports as the Board may reasonably
request.
(e)	With respect to the Fund and each
Portfolio, the Co-Managers (or the Subadviser(s)
to such Portfolio under the Co-Manager's
supervision) shall be responsible for the
financial and accounting records to be maintained
by the Fund and such Portfolio's (including those
being maintained by the Fund's custodian).
(f)	With respect to the Fund and each
Portfolio, the Co-Manager (or the Subadviser(s)
to such Portfolio under the Co-Managers'
supervision) shall provide the Fund's custodian
on each business day information relating to all
transactions concerning the assets of the Fund
and such Portfolio.
(g)	The investment management services of the Co-
Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h)	The Co-Managers shall make reasonably
available their employees and officers for
consultation with any of the Trustees or officers
or employees of the Fund with respect to any
matter discussed herein, including, without
limitation, the valuation of the Fund's
securities.
3.	The Fund has delivered to the Co-Managers
copies of each of the following documents and will deliver
to it all future amendments and supplements, if any:
(a)	Articles of Incorporation or
Declaration of Trust of the Fund;
(b)	By-Laws of the Fund (such By-Laws, as
in effect on the date hereof and as amended from
time to time, are herein called the "By-Laws");
(c)	Certified resolutions of the Board of
Trustees of the Fund authorizing the appointment
of the Manager and approving the form of this
agreement;
(d)	Registration Statement under the 1940
Act and the Securities Act of 1933, as amended,
on Form N-1A, as filed with the SEC relating to
the Fund and its shares of common stock and all
amendments thereto; and
(e) Each prospectus and statement of
additional information of the Fund.
4.	The Co-Managers shall authorize and permit
any of their officers and employees who may be elected as
Trustees or officers of the Fund to serve in the capacities
in which they are elected. All services to be furnished by
the Co-Managers under this Agreement may be furnished
through the medium of any such officers or employees of the
Co-Managers.
5.	The Co-Managers shall keep the Fund's books
and records required to be maintained by it pursuant to
Paragraph 2 hereof.  The Co-Managers agree that all records
which it maintains for the Fund are the property of the
Fund, and they will surrender promptly to the Fund any such
records upon the Fund's request, provided however that the
Co-Managers may retain a copy of such records.  The Co-
Managers further agree to preserve for the periods
prescribed by Rule 31a-2 under the 1940 Act any such
records as are required to be maintained by the Co-Managers
pursuant to Paragraph 2 hereof.
6.	During the term of this Agreement, the Co-
Managers shall pay the following expenses:
(i)	the salaries and expenses of all
Trustees, officers and employees of the
Fund and the Co-Managers, except the
fees and expenses of Trustees who are
not affiliated persons of the Co-
Managers or any Subadviser,
(ii)	all expenses incurred by the Co-
Managers in connection with managing
the ordinary course of the Fund's
business, other than those specifically
assumed by the Fund herein, and
(iii)	the fees, costs and expenses
payable to each Subadviser pursuant to
a Subadvisory Agreement.
The Fund assumes and will pay the expenses
described below:
(a)	the fees and expenses incurred by the
Fund or any Portfolio in connection with the
management of the investment and reinvestment of
its assets,
(b)	the fees and expenses of Fund Trustees
who are not "interested persons" of the Fund
within the meaning of the 1940 Act,
(c)	the fees and expenses of the Custodian
that relate to (i) the custodial function and the
recordkeeping connected therewith, (ii) preparing
and maintaining the general accounting records of
the Fund and the provision of any such records to
the Co-Managers useful to the Co-Managers in
connection with the Co-Managers' responsibility
for the accounting records of the Fund pursuant
to Section 31 of the 1940 Act and the rules
promulgated thereunder, (iii) the pricing or
valuation of the shares of the Fund, including
the cost of any pricing or valuation service or
services which may be retained pursuant to the
authorization of the Board of Trustees of the
Fund, and (iv) for both mail and wire orders, the
cashiering function in connection with the
issuance and redemption of the Fund's securities,
(d)	the fees and expenses of the Fund's
Transfer and Dividend Disbursing Agent that
relate to the maintenance of each shareholder
account,
(e)	the charges and expenses of legal
counsel and independent accountants for the Fund,
(f)	brokers' commissions and any issue or
transfer taxes chargeable to the Fund in
connection with its securities and futures
transactions,
(g)	all taxes and corporate fees payable by
the Fund to federal, state or other governmental
agencies,
(h)	the fees of any trade associations of
which the Fund may be a member,
(i)	the cost of certificates representing,
and/or non-negotiable share deposit receipts
evidencing, shares of the Fund,
(j)	the cost of fidelity, directors' and
officers' and errors and omissions insurance,
(k)	the fees and expenses involved in
registering and maintaining registration of the
Fund and of its shares with the SEC, and paying
notice filing fees under state securities laws,
including the preparation and printing of the
Registration Statement and the Fund's
prospectuses and statements of additional
information for filing under federal and state
securities laws for such purposes,
(l)	allocable communications expenses with
respect to investor services and all expenses of
shareholders' and Trustees' meetings and of
preparing, printing and mailing reports and
notices to shareholders in the amounts necessary
for distribution to the shareholders,
(m)	litigation and indemnification expenses
and other extraordinary expenses not incurred in
the ordinary course of the Fund's business, and
(n)	any expenses assumed by the Fund
pursuant to a distribution and/or service plan
adopted in a manner that is consistent with Rule
12b-1 under the 1940 Act.
7. 	For the services provided and the expenses
assumed by the Co-Managers pursuant to this Agreement, the
Fund will pay to ASISI as full compensation therefore a fee
at the annual rate(s) as described on the attached Schedule
A with respect to the average daily net assets of the Fund.
This fee will be computed daily, and will be paid to ASISI
monthly. The Fund shall not pay any fee or other
compensation to PI for the services provided and the
expenses assumed pursuant to this Agreement.  Provided,
however, that upon any dissolution, liquidation or merger
of ASISI into PI, or in the event that ASISI is unable for
any reason to perform its duties as specified in this
Agreement, PI shall be entitled to receive the same fees as
formerly paid by the Fund to ASISI subject to the
performance of the obligations of the Co-Managers
hereunder.
8.	The Co-Managers shall not be liable for any
error of judgment or for any loss suffered by the Fund in
connection with the matters to which this Agreement
relates, except that the Co-Managers shall be jointly and
severally liable for any loss resulting from a breach of
fiduciary duty with respect to the receipt of compensation
for services (in which case any award of damages shall be
limited to the period and the amount set forth in Section
36(b)(3) of the 1940 Act) or loss resulting from willful
misfeasance, bad faith or gross negligence on either Co-
Manager's part in the performance of their duties or from
reckless disregard by either Co-Manager of their
obligations and duties under this Agreement.  Federal and
state laws impose responsibilities under certain
circumstances on persons who act in good faith and,
therefore, nothing herein shall in any way constitute a
waiver of limitation of any rights which the Fund may have
under applicable law.
9.	This Agreement shall continue in effect as
to each Portfolio for a period of more than two years from
the date hereof only so long as such continuance is
specifically approved at least annually in conformity with
the requirements of the 1940 Act; provided, however, that
this Agreement may be terminated with respect to the Fund
or any Portfolio at any time, without the payment of any
penalty, by the Board of Trustees of the Fund or by vote of
a majority of the outstanding voting securities (as defined
in the 1940 Act) of such Portfolio, or by the Co-Managers
at any time, without the payment of any penalty, on not
more than 60 days' nor less than 30 days' written notice to
the other party.  This Agreement shall terminate
automatically in the event of its assignment (as defined in
the 1940 Act).
10.	Nothing in this Agreement shall limit or
restrict the right of any officer or employee of the Co-
Managers who may also be a Trustee, officer or employee of
the Fund to engage in any other business or to devote his
or her time and attention in part to the management or
other aspects of any business, whether of a similar or
dissimilar nature, nor limit or restrict the right of the
Co-Managers to engage in any other business or to render
services of any kind to any other corporation, firm,
individual or association; provided that nothing in this
paragraph 10 shall relieve the Co-Managers from the
performance of any obligation hereunder.
11.	Except as otherwise provided herein or
authorized by the Board of Trustees of the Fund from time
to time, the Co-Managers shall for all purposes herein be
deemed to be independent contractors, and shall have no
authority to act for or represent the Fund in any way or
otherwise be deemed an agent of the Fund or any Portfolio.
12.	During the term of this Agreement, the Fund
agrees to furnish the Co-Managers at their respective
principal offices all prospectuses, proxy statements,
reports to shareholders, sales literature, or other
material prepared for distribution to shareholders of the
Fund or the public, which refer in any way to the Co-
Managers prior to use thereof and not to use such material
if the Co-Managers reasonably object in writing within five
business days (or such other time as may be mutually
agreed) after receipt thereof. In the event of termination
of this Agreement, the Fund will continue to furnish to the
Co-Managers copies of any of the above- mentioned materials
which refer in any way to the Co-Managers.  Sales
literature may be furnished to the Co-Managers hereunder by
first-class or overnight mail, facsimile transmission
equipment or hand delivery.  The Fund shall furnish or
otherwise make available to the Co-Managers such other
information relating to the business affairs of the Fund as
the Cop-Managers at any time, or from time to time,
reasonably request in order to discharge its obligations
hereunder.
13.	This Agreement may be amended by mutual
consent, but the consent of the Fund must be obtained in
conformity with the requirements of the 1940 Act.
14.	Any notice or other communication required
to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below;
provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-
Managers:
Prudential
Investments LLC
Gateway Center Three
100 Mulberry Street,
4th Floor
Newark, NJ  07102-
4077
Attention:  President

And

American Skandia
Investment Services,
Inc.
One Corporate Drive
Shelton, CT  06484
Attention:

If to the Fund:
American Skandia
Trust
One Corporate Drive
Shelton, CT  06484
Attention:


Copy to:
Prudential
Investments LLC
Gateway Center Three
100 Mulberry Street,
4th Floor
Newark, NJ  07102-
4077
Attention:  President
15.	This Agreement shall be governed by and
construed in accordance with the laws of the State of New
York.
16.	The Fund may use the name
"___________Portfolio" or any name including the word
"Prudential," "Skandia," "AST," or "American Skandia" only
for so long as this Agreement or any extension, renewal or
amendment hereof remains in effect, including any similar
agreement with any organization which shall have succeeded
to the Co-Managers' business as Co-Managers or any
extension, renewal or amendment thereof remain in effect.
At such time as such an agreement shall no longer be in
effect, the Fund will (to the extent that it lawfully can)
cease to use such a name or any other name indicating that
it is advised by, managed by or otherwise connected with
the Co-Managers, or any organization which shall have so
succeeded to such businesses.  In no event shall the Fund
use the name "___________ Portfolio." or any name including
the word "Prudential," "Skandia," "AST," or "American
Skandia" if the Co-Managers' functions are transferred or
assigned to a company of which The Prudential Insurance
Company of America does not have control.  Further
provided, that the Fund's right to use the words "Skandia,"
"AST," or "American Skandia" shall also be subject to the
terms, conditions, restrictions and limitations governing
the use of such words as set forth in any licensing or
similar agreement(s) that may then be in effect between
Prudential Financial, Inc. and Skandia Insurance Company
Ltd. Or their successors or assigns.
17.	Liability of the Trustees and Shareholders.
A copy of the Agreement and Declaration of Trust of the
Trust is on file with the Secretary of the Commonwealth of
Massachusetts, and notice is hereby given that this
instrument are not binding upon any of the Trustees or
shareholders individually but is binding only upon the
assets and property of the Trust.
18.	Questions of Interpretation.  Any question
of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.
AMERICAN SKANDIA TRUST

By:
_____________________________
PRUDENTIAL INVESTMENTS LLC

By:  ____________________________
AMERICAN SKANDIA INVESTMENT
SERVICES, INCORPORATED


By:______________________________
Schedule A

AST Strong International Equity
Portfolio
AST William Blair International
Growth Portfolio
AST American Century International
Growth Portfolio
AST DeAM International Equity
Portfolio
AST MFS Global Equity Portfolio
AST PBHG Small-Cap Growth Portfolio
AST DeAM Small-Cap Growth Portfolio
AST Federated Aggressive Growth
Portfolio
AST Goldman Sachs Small-Cap Value
Portfolio
AST Gabelli Small-Cap Value
Portfolio
AST DeAM Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth
Portfolio
AST Neuberger Berman Mid-Cap Growth
Portfolio
AST Neuberger Berman Mid-Cap Value
Portfolio
AST Alger All-Cap Growth Portfolio
AST Gabelli All-Cap Value Portfolio
AST T. Rowe Price Natural Resources
Portfolio
AST Alliance Growth Portfolio
AST MFS Growth Portfolio
AST Marsico Capital Growth Portfolio
AST Goldman Sachs Concentrated
Growth Portfolio
AST DeAM Large-Cap Growth Portfolio
AST DeAM Large-Cap Value Portfolio
AST Alliance/Bernstein Growth +
Value Portfolio
AST Sanford Bernstein Core Value
Portfolio
AST Cohen & Steers Realty Portfolio
AST Sanford Bernstein Managed Index
500 Portfolio
AST American Century Income & Growth
Portfolio
AST Alliance Growth and Income
Portfolio
AST MFS Growth with Income Portfolio
AST INVESCO Capital Income Portfolio
AST DeAM Global Allocation Portfolio
AST American Century Strategic
Balanced Portfolio
AST T. Rowe Price Asset Allocation
Portfolio
AST T. Rowe Price Global Bond
Portfolio
AST Federated High Yield Portfolio
AST Lord Abbett Bond-Debenture
Portfolio
AST DeAM Bond Portfolio
AST PIMCO Total Return Bond
Portfolio
AST PIMCO Limited Maturity Bond
Portfolio
AST Money Market Portfolio

Schedule dated April 30, 2003.


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and GAMCO Investors, Inc. (the "Sub-
Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Gabelli Small-Cap Value Portfolio (the
"Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management
Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-
Laws. Representatives of Sub-Advisor will be available as reasonably requested to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment
Manager to settle transactions in respect of the Portfolio.
No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that information relating directly or indirectly to the Sub-Advisor, supplied or to be supplied by Sub-
Advisor for inclusion or incorporation by reference in such Registration Statement or Proxy Statement, contained or contains no untrue statement of any material fact and did not or does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-
Advisor further represents and warrants that it is an investment advisor registered under the ICA, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

	The Investment Manager represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the manager or information relating directly or indirectly to the Investment Manager, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Investment Manager further represents and warrants that it is an investment adviser registered under the ICA and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

	Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with and use its reasonable efforts to enable the Portfolio to conform to the requirements of the ICA and subchapter M (including Section 851(b)(1), (2) and (3)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with and use its reasonable efforts to enable the Portfolio to conform to the requirements of (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and
(vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement
with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

	The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent year-end balance
sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

	The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Advisor) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended, and to cause the Portfolio to pay any such broker-dealer an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor an annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio: .40% of the portion of the combined average daily net assets not in excess of $1 billion;
plus .30% of the portion in excess of $1 billion.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

	The Investment Manager hereby represents that it has provided to the Sub-Advisor a true, correct and complete copy of the Registration Statement of the Trust as in effect on the date of this Agreement, including any amendments and supplements thereto, and agrees to provide to Sub-Advisor true, correct and complete copies of any amendments and supplements thereto subsequent to the date of this Agreement.

The Sub-Advisor represents, and the Investment Manager hereby agrees, that the word "Gabelli" is the property of the Sub-Advisor for copyright and other purposes. The
Investment Manager further agrees that the word "Gabelli" in the name of the Fund is derived from the name of Mario
J. Gabelli and such name may freely be used by the Sub-
Advisor for other investment companies, entities or products. The Investment Manager further agrees that, in the event that the Sub-Advisor shall cease to provide sub-advisory services to the Portfolio under this Agreement or any successor agreement, the Investment Manager shall use its best efforts to cause the Trust to change the name of the Portfolio to one that does not include the word
"Gabelli." Sub-Advisor acknowledges and agrees that it will not use any designation comprised in whole or in part of the names "American Skandia Trust" or "American Skandia
Investment Services, Incorporated" on its own behalf, or in relation to any investment company for which Sub-Advisor or its successors and any subsidiary or affiliate thereof acts as investment adviser, without the express written permission of the Trust and the Investment Manager, respectively, except that Sub-Advisor may state that it acts as a sub-advisor to the Trust and the Investment
Manager.

10.	Liability.  The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-
Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		GAMCO Investors, Inc.
			One Corporate Center
			Rye, New York 10580-1434
			Attention:  Douglas R. Jamieson

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Advisers Act of 1940 ("Advisers Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in information relating directly or indirectly to the Sub-Advisor supplied or to be supplied by Sub-Advisor for inclusion or incorporation by reference in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or
(3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls
("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment
Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon information relating directly or indirectly to the Sub-Advisor supplied or to be supplied by Sub-Advisor for inclusion or incorporation by reference in such prospectus or statement of additional information;
provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment
Company Act of 1940, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Amendment.  This Agreement may be amended by mutual
written consent of the parties, subject to the provisions of the ICA.

17.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.


FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISOR:
________________________________
	_________________________________
Robert F. Gunia
Executive Vice President
Date:	_________________________
	Date:	__________________________
Attest:	_________________________
	Attest:	__________________________



AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Deutsche Asset Management, Inc.
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST DeAM Small-Cap Value
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003 with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Deutsche Asset Management, Inc.
			280 Park Avenue
			Mail Stop NYC030610
			New York, New York 10017
			Attention: Brian Bader

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________




AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Neuberger Berman Management, Inc.
(the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Neuberger Berman Mid-Cap Growth Portfolio (the
"Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management
Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-
Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment
Manager to settle transactions in respect of the Portfolio.
No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor, to the extent necessary in its sole judgment, will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-
Advisor or information relating to the Sub-Advisor or the investment program conducted by the Sub-Advisor for the Portfolio or which otherwise relates directly or indirectly to the Sub-Advisor's activities in connection with the Portfolio (such disclosure and information being hereinafter collectively referred to as "Sub-Advisor
Information"), such Registration Statement or Proxy
Statement contains, as of their respective dates and, if later, the effective date of this Agreement, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading; it being understood that the Sub-
Advisor shall have no responsibility for any other portion of the Registration Statement or Proxy Statement.. The
Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers
Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

	In furnishing the services under this Agreement, the Sub-Advisor will use its best efforts to comply with the requirements of the ICA and Sections 817(h) and 851(b)(2) and (3) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Notwithstanding the above, the Sub-Advisor shall have no responsibility to monitor compliance with limitations or restrictions for which it has not received sufficient information from the Investment Manager or its authorized agents to enable the Sub-Advisor to monitor compliance with such limitations or restrictions. Sub-Advisor shall supervise and monitor the investment program of the Portfolio. The Investment Manager acknowledges to the Sub-Advisor that the Investment Manager also is responsible to the Trust for monitoring compliance with the foregoing requirements; it being understood that such acknowledgement shall in no way diminish the Sub-Advisor's responsibilities under this provision.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement
with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect;

(g) A list of companies the securities of which are not to be bought or sold for the Portfolio;

(h) the Registration Statement of the Trust;

(i) the Proxy Statement relating to this Agreement;
and

(j)	the Investment Manager's most recent balance
sheet.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. The
Investment Manager will advise the Sub-Advisor 30 days prior to the effective date of any changes in the investment objective, investment policies, or investment restrictions applicable to the Portfolio.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	With respect to brokerage, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit books and records maintained by it with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any Sub-Advisor Information included in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of:
..45% of the portion of the net assets of the Portfolio not in excess of $100 million; and .40% of the portion in excess of $100 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability.  The Sub-Advisor shall give the Portfolio
the benefit of the Sub-Advisor's best judgment and efforts in rendering its services hereunder. As an inducement to the Sub-Advisor's undertaking to render these services, the parties agree that, except as provided in Section 14 hereunder, the Sub-Advisor shall not be liable to the Trust or its shareholders or to the Investment Manager for any mistake in judgment or for any act or omission resulting in any loss in connection with any service provided herein in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder. The Sub-Advisor and the Investment Manager further agree that the Sub-Advisor shall bear no responsibilities or obligations for any portfolios of the Trust other than the Portfolio and any other portfolio with respect to which it serves as sub-advisor.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-
Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its officers or employees, and persons affiliated with it or with any such officer or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio or accounts for other investors or institutions will be made on a basis that is equitable to the Portfolio and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its officers, affiliates or employees may purchase or sell for the Sub-Advisor or such officer's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		Neuberger Berman Management, Inc.
			605 Third Avenue
			2nd Floor
			New York, NY 10158-0180
			Attention:  General Counsel

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager (which shall not be deemed to include the Trust or the Portfolio) and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in Sub-Advisor Information set forth in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing for the purpose of inclusion in such prospectus or statement of additional information, or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements set forth in the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933
(the "1933 Act"), controls ("controlling person") Sub-
Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of
1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment
Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in Sub-Advisor Information set forth in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-
Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-
Advisor in writing for the purpose of inclusion in such prospectus or statement of additional information;
provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment
Company Act of 1940, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.


FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISOR:





Robert F. Gunia


Date:								Date:




Attest:								Attest:






AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Neuberger Berman Management, Inc.
(the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Neuberger Berman Mid-Cap Value Portfolio (the
"Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management
Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-
Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment
Manager to settle transactions in respect of the Portfolio.
No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor, to the extent necessary in its sole judgment, will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-
Advisor or information relating to the Sub-Advisor or the investment program conducted by the Sub-Advisor for the Portfolio or which otherwise relates directly or indirectly to the Sub-Advisor's activities in connection with the Portfolio (such disclosure and information being hereinafter collectively referred to as "Sub-Advisor
Information"), such Registration Statement or Proxy
Statement contains, as of their respective dates and, if later, the effective date of this Agreement, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading; it being understood that the Sub-
Advisor shall have no responsibility for any other portion of the Registration Statement or Proxy Statement. The Sub-
Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers
Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

	In furnishing the services under this Agreement, the Sub-Advisor will use its best efforts to comply with the requirements of the ICA and Sections 817(h) and Section 851(b)(2) and (3)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio. The Investment Manager acknowledges to the Sub-Advisor that the Investment Manager also is responsible to the Trust for monitoring compliance with the foregoing requirements; it being understood that such acknowledgement shall in no way diminish the Sub-Advisor's responsibilities under this provision.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement
with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio;

(j) the Registration Statement of the Trust;

(k) the Proxy Statement relating to this Agreement;
and

(j)	the Investment Manager's most recent balance
sheet.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. The
Investment Manager will advise the Sub-Advisor 30 days prior to the effective date of any changes in the investment objective, investment policies, or investment restrictions applicable to the Portfolio.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	With respect to brokerage, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit books and records maintained by it with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any Sub-Advisor Information included in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of:
..50% of the portion of the net assets of the Portfolio not in excess of $750 million; .45% of the portion over $750 million but not in excess of $1 billion; and .40% of the portion in excess of $1 billion.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability.  The Sub-Advisor shall give the Portfolio
the benefit of the Sub-Advisor's best judgment and efforts in rendering its services hereunder. As an inducement to the Sub-Advisor's undertaking to render these services, the parties agree that, except as provided in Section 14 hereunder, the Sub-Advisor shall not be liable to the Trust or its shareholders or to the Investment Manager for any mistake in judgment or for any act or omission resulting in any loss in connection with any service provided herein in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder. The Sub-Advisor and the Investment Manager further agree that the Sub-Advisor shall bear no responsibilities or obligations for any portfolios of the Trust other than the Portfolio and any other portfolio with respect to which it serves as sub-advisor.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-
Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its officers or employees, and persons affiliated with it or with any such officer or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio or accounts for other investors or institutions will be made on a basis that is equitable to the Portfolio and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its officers, affiliates or employees may purchase or sell for the Sub-Advisor or such officer's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		Neuberger Berman Management, Inc.
			605 Third Avenue
			2nd Floor
			New York, NY 10158-0180
			Attention:  General Counsel

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager (which shall not be deemed to include the Trust or the Portfolio) and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in Sub-Advisor Information set forth in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing for the purpose of inclusion in such prospectus or statement of additional information, or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the requirements set forth in the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment
Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933
(the "1933 Act"), controls ("controlling person") Sub-
Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of
1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment
Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in Sub-Advisor Information set forth in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-
Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-
Advisor in writing for the purpose of inclusion in such prospectus or statement of additional information;
provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment
Company Act of 1940, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.


FOR THE INVESTMENT MANAGER:		FOR THE SUB-
ADVISOR:




Robert F. Gunia
Executive Vice President
Date:								Date:



Attest:								Attest:







AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Fred Alger Management, Inc. (the
"Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Alger All-Cap Growth
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information reasonably required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as reasonably requested by the Investment
Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall immediately notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restructure that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Fred Alger Management, Inc.
			30 Montgomery Street
			Jersey City, New Jersey 07302
			Attention: Gregory Duch

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President

Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________





American Skandia Trust
AST Alger All-Cap Growth Portfolio
Sub-advisory Agreement

EXHIBIT A


An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and all series of the Trust and American Skandia Advisor Funds, Inc. that are managed by the Sub-Adviser: .40% of the portion of the combined average daily net assets not in excess of $500 million; plus .35% of the portion over $500 million but not in excess of $1 billion; plus .30% of the portion over $1 billion but not in excess of $1.5 billion;
plus .25% of the portion over $1.5 billion.




AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and GAMCO Investors, Inc. (the "Sub-
Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Gabelli All-Cap Value
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its reasonable efforts to enable the Portfolio to conform to the requirements of:
(i) the ICA and the regulations promulgated thereunder;
(ii) Subchapters L and M (including, respectively, Section 817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of any required Schedule 13G or
Schedule 13D and Form 13-F with respect to securities held by the Portfolio. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent year-end balance
sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

The Sub-Adviser represents, and the Investment Manager hereby agrees, that the word "Gabelli" is the property of the Sub-Adviser for copyright and other purposes. The
Investment Manager further agrees that the word "Gabelli" in the name of the Portfolio is derived from the name of Mario J. Gabelli and such name may freely be used by the Sub-Adviser for other investment companies, entities or products. The Investment Manager further agrees that, in the event that the Sub-Adviser shall cease to provide sub-advisory services to the Portfolio under this Agreement or any successor agreement, the Investment Manager shall use its best efforts to cause the Trust to change the name of the Portfolio to one that does not include the word
"Gabelli." Sub-Adviser acknowledges and agrees that it will not use any designation comprised in whole or in part of the names "American Skandia Trust" or "American Skandia
Investment Services, Incorporated" on its own behalf, or in relation to any investment company for which Sub-Adviser or its successors and any subsidiary or affiliate thereof acts as investment adviser, without the express written permission of the Trust and the Investment Manager, respectively, except that Sub-Adviser may state that it acts as a sub-adviser to the Trust and the Investment
Manager.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		GAMCO Investors, Inc.
			One Corporate Center
			Rye, New York 10580-1434
			Attention:  Douglas R. Jamieson

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President

Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________



American Skandia Trust
AST Gabelli All-Cap Value Portfolio
Sub-Advisory Agreement

EXHIBIT A

An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor
Funds, Inc. that is managed by the Sub-Adviser and identified by the Sub-Adviser and the Investment
Manager as being similar to the Portfolio: .50% of the portion of the combined average daily net assets not in excess of $500 million; plus .40% of the portion in excess of $500 million.




AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and T. Rowe Price Associates, Inc.
(the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as Investment
Manager for the AST T. Rowe Price Natural Resources
Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust
(the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and actions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws.
Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplement thereto, and any Proxy
Statement relating to the approval of this Agreement as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section
817(h) and Section 851(b)(1), (2), (3) and (4) of the
Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager, (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other Sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof,

(b)	The By-laws of the Trust in effect on the
date hereof,

(c)	The resolutions of the Trustees approving
the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d),	The resolutions of the Trustees selecting
the Investment Manager as Investment Manager to the Trust and approving the form of the Investment Manager's
Management Agreement with the Trust;

(e)	The Investment Manager's Management
Agreement with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which
are not to be bought or sold for the Portfolio because of nonpublic information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-
Advisor from time to time with copies, properly. certified or otherwise authenticated of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-
Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

	The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional
Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisors primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The
Sub-Advisor may consider sale of shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer the size of and difficulty in executing the order, and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continual basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to' have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker dealer that provides such services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a 'portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that on, if the Sub-Advisor determines in good faith that such amount of commission was reasonable hi relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisors ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proposals as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it.
The Sub-Advisor shall permit the financial statements, books and with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of:
..60 of 1% of' the portion of the net assets of the Portfolio not in excess of $20 million; plus .50 of 1% of the portion of the net assets in excess of $20 million but not in excess of $50 million. When the net assets exceed
$50 million, the fee will be .50 of 1% of all net assets.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own owners for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager of the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-
Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability, The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institution, will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination Of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been audited to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
	Gateway Center Three
	100 Mulberry Street
	Newark, NJ 07102
	Attention:  Robert F. Gunia
	Executive Vice President

Sub-Advisor:	T. Rowe Price Associates, Inc.
			100 East Pratt Street
			Baltimore, Maryland 21202
		Attention: Henry H. Hopkins

Trust:	American Skandia Trust
	One Corporate Drive
	Shelton, Connecticut 06484
	Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940
Act ("affiliated person') of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Advisees Act of 1940
("Advisees Act"), under any other statute, at common law or otherwise arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ('affiliated person") of Sub-Advisor and each person, if any who, within the meaning Of Section 15 of the Securities Act of 1933 (the ."1933 Act"), controls ("controlling person")
Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act the Investment Adviser's Act of
1940 ('Advisees Act"), under any other statute, at common law or otherwise, arising out of Investment Managers responsibilities as Investment Manager of the Portfolio
(1) to the extent of and as a result of the willful misconduct. bad faith, or gross negligence by Investment
Manager, any of Investment Manager's employees or representatives or any of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing, provided, however, that in no case is Investment
Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by man of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and wan-
ants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trusts governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Amendment.  This Agreement may be amended by mutual
written consent of the parties, subject to the provisions of the ICA.

17.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President

Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________




AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Alliance Capital Management L.P.
(the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Alliance Growth Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-
Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment
Manager to settle transactions in respect of the Portfolio.
No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor will obtain and evaluate information deemed pertinent by it about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-
Advisor, or information relating directly or indirectly to and provided to or reviewed by the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date of such review, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.
The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment
Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2) and (3)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with the following as provided (except in the case of clause (i)) to the Sub-Advisor (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

In performing its obligations under this Agreement, the Sub-Advisor may rely upon the accuracy and completeness of information provided to it by or on behalf of the Investment Manager or the Portfolio's
Custodian or Administrator if the Sub-Advisor cannot readily verify such information from records that it can reasonably keep as Sub-advisor.

	The Sub-Advisor shall be responsible for the preparation and filing of Schedule 13G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-
Advisor shall not be responsible for the preparation or filing of any other reports, required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing. It is understood that the Sub-
Advisor is not responsible for daily pricing of the Portfolio's assets.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement
with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect;

(g)	The Trust's registration statement; and

(h)	A list of companies the securities of which are
not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

	The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (g) above will be provided reasonably promptly after such materials became available to the Investment Manager. Such amendments or supplements as to item (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent audited balance
sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

	The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities for its use, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio and of other funds managed by the Sub-Advisor or its affiliates, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	The Investment Manager recognizes that a broker-dealer affiliated with the Sub-Adviser (i) may act as one of the Portfolio's regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Portfolio; and (iii) may effect portfolio transactions for the Portfolio only if expressly approved by the Trustees, and if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the ICA for determining the permissible level of such commissions.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or in violation of this Agreement or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the ongoing responsibilities of the Sub-Advisor and its affiliates with respect to the Portfolio and/or other accounts for which they exercise investment discretion. In reaching such determination, the Sub-Advisor will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports as may reasonably be requested by the Investment Manager concerning the transactions, performance and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of (1) any changes in any information concerning the Sub-Advisor or the investment program for the Portfolio disclosed in the Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-Advisor is required to comply with under paragraph 1 of this Agreement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at an annual rate equal to .40% of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-Advisor and identified by the Sub-Advisor and the Investment Manager as being similar to the Portfolio.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own expenses for the services to be provided by it pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list that the Investment Manager provides to the Sub-Advisor of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration for as long as such registration is required for the party to carry out its obligations under this Agreement, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability.  The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information the use of which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its officers or employees, and persons affiliated with it or with any such officers or employees may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Advisor shall not favor or disfavor any of the Sub-Advisor's clients or class of clients in the allocation of investment opportunities, so that to the extent practicable, such opportunities will be allocated among the Sub-Advisor's clients over a period of time on a fair and equitable basis. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its officers, affiliates or employees may purchase or sell for the Sub-Advisor or such officer's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, pursuant to its requirements. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in its general partners or in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:	American Skandia Investment
Services, Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		Alliance Capital Management L.P.
			1345 Avenue of the Americas
			New York, NY 10105
			Attention: Mark R. Manley
			Senior Vice President and Counsel

			Copy to:

			Al Harrison
			Richard Winge
			1345 Avenue of the Americas
			New York, NY 10105

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The Sub-Advisor shall not be liable to the Investment Manager or the Portfolio for any losses that may be sustained as a result of (1) instructions provided by the Sub-Advisor to the Investment Manager or the Portfolio's Custodian or Administrator if the recipient had reason to believe that such instruction was not genuine or authorized, or (2) delays in or the inaccuracy of information that the Sub-Advisor cannot reasonably verify as provided in paragraph 1 of this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933
(the "1933 Act"), controls ("controlling person") Sub-
Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of
1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment
Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-
Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-
Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment
Company Act of 1940, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it has obtained all requisite corporate and governmental authorizations necessary to perform the services contemplated to be performed by it hereunder.

16.	Amendment.  This agreement may be amended by mutual
written consent of the parties, subject to the provisions of the ICA.

17.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut, except to the extent governed by the federal securities laws.

18.	Counterparts.  This agreement may be executed in one
or more counterparts, each of which shall be deemed an original.

The effective date of this agreement is May 1, 2003.


FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:
								By: Alliance
Capital Management Corporation,
									its General
Partner


________________________________
	__________________________________
_______
Robert F. Gunia
Executive Vice President

Date:	_________________________
	Date:_________________________




Attest:	_________________________
	Attest:________________________




AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Massachusetts Financial Services
Company (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST MFS Growth Portfolio (the
"Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust
(the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder by the Sub-adviser pursuant to the ICA or the Advisers Act shall be the property of the Portfolio and shall be surrendered by the Sub-adviser to the Trust or the Investment Manager promptly upon request, provided that the Sub-Adviser may retain copies of those records.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (the "Registration Statement"), or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to comply with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to comply with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	Unless the Investment Manager gives the Sub-Adviser written instructions specifying a different procedure for voting proxies, the Sub-Adviser shall, in good faith and in a manner that it reasonable believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio. The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, which may include: the best price available;
the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Subject to such policies and procedures as the Trustees may determine, the Sub-
Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers
(including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-
Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may be mutually agreed concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall reasonably promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-adviser is aware of and required to comply with under
Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof;

(g) The Registration Statement; and

(h)	A list of companies the securities of which are
not to be bought or sold for the Portfolio (such list shall include each security name and CUSIP number, SEDOL number and/or applicable ticker symbol) and a list of affiliated brokers and underwriters for reporting transactions under
Rules 17e-1 and 10f-3 under the ICA.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until three business days after the Sub-
Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio, who shall be under the same obligation of confidentiality. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its directors, officers or employees, and persons affiliated with the Sub-Adviser or with any such director, officer or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its directors, officers, affiliates or employees may purchase or sell for the Sub-Adviser or such director's, officer's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Massachusetts Financial Services
Company
500 Boylston Street
Boston, Massachusetts 02116
			Attention: James R. Bordewick Jr., Esq.

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Adviser or the investment policies and restrictions to be followed by the Sub-Adviser in managing the Portfolio contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the best execution requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser, relating to the Sub-Adviser or the investment policies and restrictions to be followed by the Sub-Adviser in managing the Portfolio or other than upon any such verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-
Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

Promptly after receipt by an indemnified party under this Section 14 of notice of commencement of any action by any person not a party to this Agreement, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 14, notify the indemnifying party of the commencement thereof;
but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 14. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish and unless the indemnified party releases the indemnifying party from any further obligations under this
Section 14 in connection with that action, assume the defense thereof, with counsel satisfactory to such indemnified party. After notice from the indemnifying party of its intention to assume the defense of an action, the indemnified party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.


15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.


The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________




American Skandia Trust
AST MFS Growth Portfolio
Sub-advisory Agreement

EXHIBIT A


An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and all other domestic equity series of the Trust and American
Skandia Advisor Funds, Inc. that are managed by Massachusetts Financial Services Company: .40% of the portion of the combined average daily net assets not in excess of $300 million; plus .375% of the portion over $300 million but not in excess of $600 million; plus .35% of the portion over $600 million but not in excess of $900 million; plus .325% of the portion over $900 million but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.




AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Strong Capital Management, Inc.
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Strong International Equity
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable prior written notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(c)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to items (a) and (c) above, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-
Adviser. Such amendments or supplements as to item (b) above will be provided on a quarterly basis. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) terminated for cause or otherwise to comply with the ICA, the Securities
Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Strong Capital Management, Inc.
			100 Heritage Reserve
Menomonee Falls, Wisconsin 53051
			Attention: General Counsel

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President



Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________




American Skandia Trust
AST Strong International Equity Portfolio
Sub-advisory Agreement

EXHIBIT A
An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio : .45% of the portion of the combined average daily net assets not in excess of $500 million; plus .40%
of the portion over $500 million but not in excess of $1 billion; plus .35% of the portion in excess of $1 billion.



AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Marsico Capital Management, LLC
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Marsico Capital Growth
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Portfolio, including information required in the Registration Statement or information necessary for the Investment Manager to review the Portfolio or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio as described in the Registration Statement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f) The Code of Ethics of the Trust and of the Investment Manager, as in effect on the date hereof;

(g) The Trust's most recent Registration Statement;

(h) The Investment Manager's Form ADV as filed with the Securities and Exchange Commission as of the date hereof; and

(i)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (h) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (i) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention: Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Marsico Capital Management, LLC
1200 17th Street
Suite 1300
Denver, Colorado 80202
Attention: General Counsel

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President

Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________




American Skandia Trust
AST Marsico Capital Growth Portfolio
Sub-Advisory Agreement

EXHIBIT A




	An annual rate of .45% of the average daily net assets of the Portfolio.


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Goldman Sachs Asset Management,
L.P. (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Goldman Sachs Concentrated
Growth Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May
1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous and prudent investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, any investment guidelines and procedures adopted by the Trustees, or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser will in its discretion and subject to its fiduciary obligation determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. At any time, upon request by the Investment
Manager, the Sub-Adviser will provide to the Investment
Manager a complete list of the current holdings of the Portfolio. The Sub-Adviser may delegate certain of its investment advisory and other responsibilities and duties hereunder to one or more sub-sub-advisers; subject to: (i) the prior written approval of the Investment Manager, (ii) the execution of a written sub-advisory agreement between the Sub-Adviser and its delegate, and (iii) the approval of such agreement by the Trustees; provided however that the Sub-Adviser may rely upon any of its advisory affiliates in connection with portfolio decisions and management without the approvals described in this paragraph. Under the terms of such sub-advisory agreement, the Sub-Adviser shall remain responsible for ensuring that the investment program of the Portfolio is maintained. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-
Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser (or its designated agent) will be responsible for voting proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. In voting such proxies for the Portfolio the Sub-Adviser shall do so in a manner that is in the best interests of the Portfolio and that is consistent with the Sub-Adviser's own written proxy voting guidelines or policies.

In addition, upon reasonable request from the Investment Manager the Sub-Adviser (through a qualified person) will consult with the pricing committee of the Investment Manager or the Trust in valuing securities of the Portfolio as may be required from time to time, including, upon request to the Investment Manager, making available information of which the Sub-Adviser has knowledge related to the securities being valued.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M, to the extent applicable, (including, respectively, the diversification requirements of Section 817(h) and the qualification requirements for a Regulated Investment Company under Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal securities law; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies, procedures and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; provided that with respect to procedures governing transactions involving affiliates (such as those adopted pursuant to ICA Rules 17a-7, 17e-1 and 10f-3, such procedures will identify any affiliate of the Investment Manager and the Trust other than affiliates of the Sub-Adviser; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager including procedures adopted by the Trustees, or other instructions received in writing from the Investment Manager. In connection with
(ii) above, the Sub-Adviser shall: (1) notify the Investment Manager immediately if it has a reasonable belief of an impending failure to comply with the diversification or qualification requirements, and (2) in the event of any failure to comply with Section 817(h) of the Internal Revenue Code at the end of any calendar quarter, the Sub-Adviser will take all necessary steps as directed by the investment manager to adequately diversify the Portfolio within the period under Treas. Reg. 1.817-5. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedules 13D and 13G, and Form
13F reflecting the Portfolio's securities holdings, as well as preparing and filing with any non-U.S. jurisdiction any such similar information required to be filed by the Portfolio reflecting the Portfolio's securities holdings.
The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and Futures Commissions Merchants
("FCMs") and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the best method of execution available, including the overall cost of execution; the reliability, integrity and financial condition of the broker-dealer or financial intermediary used; the size of and difficulty in executing the order;
and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers and FCMs(including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section
28(e) of the Securities Exchange Act of 1934, as amended
(the "1934 Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers as well as brokerage and/or research services shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations, brokerage services, and research services to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers or others to whom such allocations have been made and from whom such brokerage and/or research has been received and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer, which provides research services, or to use a particular broker-dealer that the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review and evaluate the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-
Adviser shall immediately notify both the Investment
Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment
Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof;

(g) A list of companies the securities of which are not to be bought or sold for the Portfolio
("Restricted Securities"); and

(h) Procedures adopted by the Trustees ("Board
Adopted Procedures").

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) and (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof, including the Sub-Adviser's most recent
Form ADV Part II;

(b)	The Sub-Adviser's most recent audited balance
sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof;

(e) The Sub-Adviser's proxy voting policy or guidelines

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents and warrants to the Investment Manager that it believes to the best of its knowledge the information provided in items (a) and (b) of paragraph 7 are, in all material respects, complete and not misleading.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, negligence or disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager upon 60 days written notice to the Sub-Adviser or by the Sub-Adviser upon 90 days written notice to the Investment Manager, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof, or (iii) upon the filing of bankruptcy proceedings by the Sub-Adviser or the filing of any receivorship proceedings against the Sub-Adviser.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus:
(i) to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.,

	The Sub-Adviser will obtain the Investment Manager's written approval prior to naming the Portfolio in any legal proceeding involving the Portfolio, its holdings, assets, liabilities, affairs, or reputation.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Goldman Sachs Asset Management, L.P.
32 Old Slip - 17th Floor
1 Financial Square
New York, NY 10005
Attention: James A. McNamara and Howard B.
Surloff

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA, the Registration Statement and the Board Adopted Procedures; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-
Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-
Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-
Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Deutsche Asset Management, Inc.
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST DeAM Large-Cap Growth
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003 with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Deutsche Asset Management, Inc.
			280 Park Avenue
			Mail Stop NYC030610
			New York, New York 10017
			Attention: Brian Bader

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


American Skandia Trust
AST DeAM Large-Cap Growth Portfolio
Sub-advisory Agreement

EXHIBIT A


An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the
Portfolio: .20% of the portion of the combined average daily net assets not in excess of $500 million; plus .15%
of the portion over $500 million but not in excess of $1 billion; plus .10% of the portion in excess of $1 billion.


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Deutsche Asset Management, Inc.
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST DeAM Large-Cap Value
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003 with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Deutsche Asset Management, Inc.
			280 Park Avenue
			Mail Stop NYC030610
			New York, New York 10017
			Attention: Brian Bader

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Sanford C. Bernstein & Co., LLC
(the "Value Sub-Adviser") and Alliance Capital Management
L.P. (the "Growth Sub-Adviser") (each a "Sub-Adviser" and collectively, the "Sub-Advisers") .

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Alliance/ Bernstein Growth +
Value Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Value Sub-
Adviser to provide investment advice and other investment services set forth below for the value portion of the Portfolio (the "Value Portfolio") which will consist of approximately 50 per cent of the investable assets of the Portfolio and to engage the Growth Sub-Adviser to provide investment advice and other investment services for the remainder of the investable assets of the Portfolio (the
"Growth Portfolio") (together, the "Portfolios"), and the
Trustees have approved the engagement of the Sub-Advisers, to provide such investment advice and other investment services.

NOW, THEREFORE, the Investment Manager and the Sub-Advisers agree as follows:

1.	Investment Services.  The Sub-Advisers together will
formulate and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Advisers in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to either of the Sub-Advisers until such Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Advisers will be available to consult with the Investment Manager, the Trust and the Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Advisers are not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Advisers in their discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the portions of the Portfolio under their management or otherwise represented in the Portfolio's investment portfolios from time to time and, subject to the provisions of paragraphs 3 and 4 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Either of the Sub-Advisers may delegate its investment advisory and other responsibilities and duties hereunder to an affiliated person of such Sub-Adviser, subject to such Sub-Adviser retaining overall responsibility for such powers and functions and any and all obligations and liabilities in connection therewith.
The Value Sub-Adviser shall be responsible for and supervise the activities of the Sub-Advisers, including the Sub-Advisers' compliance responsibilities hereunder and allocation of Portfolio assets between the Growth and Value
Portfolios as described in the Registration Statement.  The
Sub-Advisers shall be jointly responsible for the provision of the investment advisory and other services contemplated by this Agreement. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisers designated by the Sub-Advisers to settle transactions in respect of the Portfolios under their respective management, and to honor orders and instructions by employees of the Value Sub-Adviser regarding allocation of daily net Portfolio purchase proceeds between the Growth and Value Portfolios. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisers will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Advisers to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Advisers hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Advisers will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Advisers in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement of the Trust in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Advisers in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Advisers shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Advisers to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-advisers in writing. The Sub-Advisers shall supervise and monitor the activities of their respective representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Advisers do not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. In the event that the Investment Manager engages another sub-adviser to provide investment advice and/or services to the Portfolio or to the Portfolios, the Investment Manager agrees to provide the Sub-Advisers with written notice of such engagement. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Advisers shall be responsible for exercising any voting rights on any securities held by their respective Portfolios of the Portfolio. The Sub-Advisers shall be responsible for the preparation and filing of
Schedule 13G and Form 13-F reflecting the Portfolio's securities holdings as part of the Sub-Advisers' overall holdings. The Sub-Advisers shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed in writing.

2.	Investment Advisory Facilities.  The Sub-Advisers, at
their expense, will furnish all necessary investment facilities, including salaries of personnel, required for them to execute their respective duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Advisers are responsible for the selection of broker-dealers to execute purchase and sale transactions for their respective Portfolios of the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Advisers' primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price. To the extent permitted by applicable law, the Value Sub-Adviser may receive investment transactions/instructions from the Growth Sub-
Adviser for execution on behalf of the Growth Portfolio.

	Consistent with this policy, the Sub-Advisers, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Advisers shall have discretion to effect investment transactions for the respective Portfolios of the Portfolio under their management through broker-dealers
(including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Advisers) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Advisers' overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Advisers exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-
Advisers on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-
Advisers shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Advisers will submit joint or individual reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Advisers may also consider sales of shares of the Portfolio and of other portfolios of the Trust managed by either Sub-Adviser or their affiliates, or may consider or follow recommendations of the Investment Manager that such sales take into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Advisers to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

In lieu of selecting broker-dealers to execute transactions for the Portfolio, the Value Sub-Adviser may execute such transactions for the Portfolio provided that the Value Sub-Adviser "steps-out" such transactions to the broker-dealers selected by the Value Sub-Adviser. A step-out is a service provided by the New York Stock Exchange and other markets which allows the Value Sub-Adviser to provide the Portfolio with the benefit of the Value Sub-
Adviser's execution capabilities at no additional charge and then transfer or step-out the confirmation and settlement responsibilities of such transactions to the broker-dealer(s) selected by the Value Sub-Adviser. In connection with a step-out, transaction charges shall be paid by the Portfolio to the broker-dealers selected by the Value Sub-Adviser and not to the Value Sub-Adviser.

In addition to selecting brokers or dealers to execute transactions for the Portfolio, the Value Sub-Adviser may, subject to its duty to seek best execution at the best available price, also act as a broker for the Portfolio from time to time at rates not exceeding the usual and customary broker's commission. Under Federal law, the Value
Sub-Adviser must obtain the Investment Manager's consent to effect agency cross transactions for the Portfolio, which consent is hereby granted. The Value Sub-Adviser represents, warrants and covenants that all agency cross transactions for the Portfolio will be effected by the Value Sub-Adviser strictly in accordance with Rule 206(3)-2 under the Advisers Act. An agency cross transaction is where the Value Sub-Adviser purchases or sells securities from or to a non-managed account on behalf of a client's managed account. Pursuant to this consent, the Value Sub-
Adviser will only effect an agency cross transaction for the Portfolio with a non-managed account. When the Value
Sub-Adviser crosses transactions in connection with a step-out, the Value Sub-Adviser will receive a commission from the transaction only with respect to the non-managed account and will not receive a commission from the transaction with respect to the Portfolio. In an agency cross transaction where the Value Sub-Adviser acts as broker for the Portfolio, the Value Sub-Adviser receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Value Sub-Adviser believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. THE TRUST OR THE INVESTMENT MANAGER MAY REVOKE THIS
CONSENT BY WRITTEN NOTICE TO THE VALUE SUB-ADVISER AT ANY
TIME.

4.	Re-Allocation of Portfolio Assets. The Value Sub-
Adviser shall furnish and maintain systems and procedures to monitor and maintain as reasonably practicable an allocation of net assets of the Portfolio between the Value
Portfolio and the Growth Portfolio to conform to the investment objectives and policies described in the Registration Statement, as may be necessary (the "Target
Allocation"). Purchases and sales of securities for the Portfolio resulting from purchases and redemptions of Portfolio shares shall be coordinated and managed by the Sub-Advisers for purposes of maintaining the Target
Allocation. The Sub-Advisers shall cooperate with each other and take any and all such actions as may be necessary or appropriate for purposes of maintaining the Target
Allocation.

5.	Reports by the Sub-Advisers.  The Sub-Advisers shall
furnish the Investment Manager individual and/or joint monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Advisers shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. Each Sub-Adviser severally shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio, the Value Portfolio, the Growth Portfolio or the Trust. Each Sub-Adviser severally shall immediately notify the Investment Manager of (1) any changes in any information regarding each Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-Advisers are required to comply with under Section 1 of this Agreement.

6.	Compensation of the Sub-Advisers.   The amount of the
compensation to each Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of each Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement. For administrative convenience, the parties may agree to have the aggregate fee due to the Sub-Advisers remitted to one Sub-Adviser.

	In computing the fee to be paid to each Sub-Adviser, the net asset value of each Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment of compensation described herein shall be prorated to the date of termination.

	The Investment Manager shall not be considered as a partner or participant in a joint venture with the Sub-
Advisers. The Sub-Advisers will pay their own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment
Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of either Sub-Adviser.

7.	Delivery of Documents to the Sub-Advisers.  The
Investment Manager has furnished the Sub-Advisers with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisers as portfolio managers of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof;

(g) The Registration Statement; and

(h)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Advisers from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (g) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Advisers until the Value Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Advisers may reasonably request in connection with the performance of its duties hereunder.

8.	Delivery of Documents to the Investment Manager. Each
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b) The Sub-Adviser's most recent balance sheet;

(c) Separate lists of persons who each Sub-Adviser wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d) The Code of Ethics of each Sub-Adviser, as in effect on the date hereof.

	Each Sub-Adviser will furnish the Investment
Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.
Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Advisers. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment
Manager's receipt thereof. Each Sub-Adviser severally will provide additional information as the Investment
Manager may reasonably request in connection with each Sub-Adviser's performance of its duties under this Agreement.

9.	Confidential Treatment.  Except as may be required by
law, the parties hereto understand that any information or recommendation supplied by either Sub-Adviser in connection with the performance of their obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to either Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-
Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

10.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	Each Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule
17j-1(b) of the ICA. Each Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other
Code of Ethics, including the Investment Manager's Code of
Ethics, unless specifically adopted by the Sub-Adviser.
The Investment Manager further represents and warrants to each Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions by the Investment Manager or Portfolio contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

11.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for their obligations hereunder, the Sub-Advisers shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law. The liability of the Sub-Advisers under this Agreement shall be joint and several.

12.	Other Activities of the Sub-Advisers.  The Investment
Manager agrees that the Sub-Advisers and any of their partners or employees, and persons affiliated with the Sub-Advisers or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Advisers shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Advisers shall not favor or disfavor any of the Sub-Advisers' clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Advisers' clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Advisers any obligation to (i) purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Advisers, their partners, affiliates or employees may purchase or sell for the Sub-Advisers or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Advisers, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Advisers' other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 7(h) of this Agreement.

13.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or each Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by each party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided that each Sub-Adviser has received prior written notice thereof.

14.	Notification. Each Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Growth Sub-Adviser will notify the Investment Manager of any changes in the membership of its general partners within a reasonable time after such change. The Sub-Advisers shall be responsible jointly for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Advisers shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Advisers and their affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Advisers' control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Value Sub-Adviser:	Sanford C. Bernstein & Co., LLC
			767 Fifth Avenue
			New York, New York 10153
			Attention:  J. Philip Clark

With Copy to:  Louis T. Mangan, Senior Vice
President and Counsel

Growth Sub-Adviser:	Alliance Capital Management L.P.
			1345 Avenue of the Americas
			New York, NY 10105
			Attention:  Richard Winge

			With Copy to:  Mark R. Manley, Senior Vice
President and Counsel

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention:  Law Department

15.	Indemnification. The Sub-Advisers, jointly and
severally, agree to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls
("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of either Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by such Sub-Adviser, any of the Sub-Advisers' employees or representatives or any affiliate of or any person acting on behalf of such Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by either
Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by such Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of either Sub-
Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-
Adviser's joint and several indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless each Sub-Adviser, any affiliated person of each Sub-Adviser and each controlling person of each Sub-
Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which such Sub-Adviser or such affiliated person or controlling person of each Sub-
Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by either Sub-Adviser, or any affiliated person of such Sub-Adviser or other than upon verbal information confirmed by such Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of such Sub-Adviser or any affiliated person or controlling person of each Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 15 will extend to expenses and costs (including reasonable attorneys fees) incurred by either Sub-Adviser as a result of any litigation brought by the Investment Manager alleging such Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment
Manager.

16.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

17.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

18.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.


(Balance of Page Left Blank Intentionally)

19.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this Agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:

___________________________________
Robert F. Gunia
Executive Vice President
Date:	____________________________
Attest:	____________________________


FOR THE VALUE SUB-ADVISER:

SANFORD C. BERNSTEIN & CO., LLC

___________________________________
Name:
Title:

Date:	____________________________

Attest:	____________________________



FOR THE GROWTH SUB-ADVISER:

ALLIANCE CAPITAL MANAGEMENT L.P.

BY:	Alliance Capital Management
	Corporation, its General Partner


Mark R. Manley
Assistant Secretary

Date:	____________________________

Attest:	____________________________



American Skandia Trust
AST Alliance/Bernstein Growth + Value Portfolio
Sub-Advisory Agreement

EXHIBIT A


The following annual rate is applicable to the Growth Sub-
Adviser:

	An annual rate equal to .40% of the combined average daily net assets of the Growth Portfolio of the Portfolio and the Growth Portfolio of the series of American Skandia Advisor Funds that is managed by the Sub-Adviser and identified by the Sub-Adviser and the Investment Manager as being similar to the Portfolio (specifically, the Growth portion of the ASAF Alliance/Bernstein Growth + Value
Fund).



The following annual rate is applicable to the Value Sub-
Adviser:

	An annual rate equal to .40% of the combined average daily net assets of the Value Portfolio of the Portfolio and the Value Portfolio of the series of American Skandia Advisor Funds that is managed by the Sub-Adviser and identified by the Sub-Adviser and the Investment Manager as being similar to the Portfolio (specifically, the Value portion of the ASAF Alliance/Bernstein Growth + Value
Fund).


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Sanford C. Bernstein & Co., LLC
(the "Sub-Advisor").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Advisor each is an investment Advisor registered under the Investment
Advisors Act of 1940, as amended (the "Advisors Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Sanford Bernstein Core Value
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Advisor, and the Trustees have approved the engagement of the Sub-
Advisor, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Advisor in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof. The appropriate officers and employees of the Sub-Advisor will be available to consult with the Investment Manager, the Trust and the Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Advisor is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Advisor in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Sub-Advisor may delegate its investment advisory and other responsibilities and duties hereunder to an affiliated person of the Sub-Advisor, subject to the Sub-Advisor retaining overall responsibility for such powers and functions and any and all obligations and liabilities in connection therewith. Custody of the Portfolio will be maintained by a custodian bank (the
"Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Sub-Advisor to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisors Act or as may be necessary for the Sub-Advisor to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Advisor hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Advisor in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement of the Trust in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Advisor in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Advisor shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Advisor to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-Advisor in writing. The Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-Advisors to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Advisor does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Advisor shall be responsible for the preparation and filing of Schedule 13G and Form 13-F on behalf of the Portfolio. The Sub-Advisor shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed in writing.

2.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Advisor is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Advisor's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Advisor, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Advisor shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Advisor) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Advisor's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Advisor exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Advisor on behalf of the Portfolio to such broker-dealer shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Advisor will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Advisor may also consider sales of shares in the Portfolio, and recommendations by the Investment Manager that such sales take into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Advisor to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

In lieu of selecting broker-dealers to execute transactions for the Portfolio, the Sub-Advisor may execute such transactions for the Portfolio provided that it
"steps-out" such transactions to the broker-dealers selected by the Sub-Advisor. A step-out is a service provided by the New York Stock Exchange and other markets which allows the Sub-Advisor to provide the Portfolio with the benefit of the Sub-Advisor's execution capabilities at no additional charge and then transfer or step-out the confirmation and settlement responsibilities of such transactions to the broker-dealer(s) selected by the Sub-
Advisor. In connection with a step-out, transaction charges shall be paid by the Portfolio to the broker-dealers selected by the Sub-Advisor and not to the Sub-
Advisor.

In addition to selecting brokers or dealers to execute transactions for the Portfolio, the Sub-Advisor may, subject to its duty to seek best execution at the best available price, also act as a broker for the Portfolio from time to time at rates not exceeding the usual and customary broker's commission. Under Federal law, the Sub-
Advisor must obtain the Investment Manager's consent to effect agency cross transactions for the Portfolio, which consent is hereby granted. The Sub-Advisor represents, warrants and covenants that all agency cross transactions for the Portfolio will be effected by the Sub-Advisor strictly in accordance with Rule 206(3)-2 under the Advisors Act. An agency cross transaction is where the Sub-Advisor purchases or sells securities from or to a non-managed account on behalf of a client's managed account.
Pursuant to this consent, the Sub-Advisor will only effect an agency cross transaction for the Portfolio with a non-managed account. When the Sub-Advisor crosses transactions in connection with a step-out, the Sub-Advisor will receive a commission from the transaction only with respect to the non-managed account and will not receive a commission from the transaction with respect to the Portfolio. In an agency cross transaction where the Sub-Advisor acts as broker for the Portfolio, the Sub-Advisor receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Sub-Advisor believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. THE TRUST OR THE INVESTMENT MANAGER MAY REVOKE THIS
CONSENT BY WRITTEN NOTICE TO THE SUB-ADVISOR AT ANY TIME.

4.	Reports by the Sub-Advisor.  The Sub-Advisor shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Advisor shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Advisor shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Advisor or the investment program for the Portfolio disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-Advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Advisor.   The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Advisor shall not be considered as partners or participants in a joint venture. The Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Advisor.

6.	Delivery of Documents to the Sub-Advisor.  The
Investment Manager has furnished the Sub-Advisor with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Advisor may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(e) The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(f) The Sub-Advisor's most recent balance sheet;

(g) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(h) The Code of Ethics of the Sub-Advisor, as in effect on the date hereof.

	The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Advisor. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Advisor will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Advisor's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment Advisor under the Advisors Act and is registered or licensed as an investment
Advisor under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Advisor further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Advisor shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Advisor. The Investment Manager further represents and warrants to the Sub-Advisor that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Advisor shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Advisor.  The Investment
Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with the Sub-Advisor or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Advisor shall not favor or disfavor any of the Sub-Advisor's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Advisor's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Advisor any obligation
(i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Advisor, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Advisor, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Advisor's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Advisor upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Advisor has received prior written notice thereof.

13.	Notification.  The Sub-Advisor will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Advisor shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Advisor shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Advisor and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Advisor's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		Sanford C. Bernstein & Co., LLC
			767 Fifth Avenue
			New York, New York 10153
			Attention:  J. Philip Clark

			With Copy to: Louis T. Mangan, Senior Vice
President and Counsel

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Robert Gunia

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisors Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of the Sub-Advisor's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Advisor, any of the Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Advisor to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Advisor in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Advisor's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Advisor, any affiliated person of the Sub-
Advisor and each controlling person of the Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Advisor or such affiliated person or controlling person of the Sub-Advisor may become subject under the 1933 Act, the ICA, the Advisors Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Advisor or any affiliated person or controlling person of the Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Advisor as a result of any litigation brought by the Investment Manager alleging the Sub-Advisor's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISOR:



___________________________________                  Robert
F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


American Skandia Trust
AST Sanford Bernstein Core Value Portfolio
Sub-Advisory Agreement

EXHIBIT A



An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Trust that is managed by the Sub-Adviser and identified by the Sub-adviser and the Investment Manager as being similar to the Portfolio: .25% of the portion of the combined average daily net assets not in excess of $500 million; plus .20% of the portion in excess of $500 million.


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Cohen & Steers Capital
Management, Inc. (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Cohen & Steers Realty
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003 with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. In the event that the Investment Manager engages another sub-adviser to provide investment advice and/or other services to the Portfolio, the Investment Manager agrees to provide the Sub-Adviser with written notice of such engagement. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Portfolio, including information required in the Registration Statement or information necessary for the Investment Manager to review the Portfolio or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio as described in the Registration Statement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Cohen & Steers Capital Management, Inc.
			757 Third Avenue
			New York, NY 10017
			Attention: General Counsel

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________



American Skandia Trust
AST Cohen & Steers Realty Portfolio
Sub-Advisory Agreement

EXHIBIT A




	An annual rate of .60% of the portion of the average daily net assets of the Portfolio less than $100 million; plus .40% of the average daily net assets of the Portfolio in excess of $100 million but less than $250 million; plus.30% of the average daily net assets of the Portfolio in excess of $250 million.


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Sanford C. Bernstein & Co., LLC
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Sanford Bernstein Managed
Index 500 Portfolio (the "Portfolio"), one series of the
Trust, under the terms of a management agreement, dated May
1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Sub-Adviser may delegate its investment advisory and other responsibilities and duties hereunder to an affiliated person of the Sub-Adviser, subject to the Sub-Adviser retaining overall responsibility for such powers and functions and any and all obligations and liabilities in connection therewith. Custody of the Portfolio will be maintained by a custodian bank (the
"Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2), (3) and (4)) of the
Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

In lieu of selecting broker-dealers to execute transactions for the Fund, the Sub-Adviser may execute such transactions for the Fund provided that it "steps-out" such transactions to the broker-dealers selected by the Sub-
Adviser.  A step-out is a service provided by the New York
Stock Exchange and other markets which allows the Sub-
Adviser to provide the Fund with the benefit of the Sub-
Adviser's execution capabilities at no additional charge and then transfer or step-out the confirmation and settlement responsibilities of such transactions to the broker-dealer(s) selected by the Sub-Adviser. In connection with a step-out, transaction charges shall be paid by the Fund to the broker-dealers selected by the Sub-
Adviser and not to the Sub-Adviser.

In addition to selecting brokers or dealers to execute transactions for the Fund, the Sub-Adviser may, subject to its duty to seek best execution at the best available price, also act as a broker for the Fund from time to time at rates not exceeding the usual and customary broker's commission. Under Federal law, the Sub-Adviser must obtain the Investment Manager's consent to effect agency cross transactions for the Fund, which consent is hereby granted.
The Sub-Adviser represents, warrants and covenants that all agency cross transactions for the Fund will be effected by the Sub-Adviser strictly in accordance with Rule 206(3)-2 under the Advisers Act. An agency cross transaction is where the Sub-Adviser purchases or sells securities from or to a non-managed account on behalf of a client's managed account. Pursuant to this consent, the Sub-Adviser will only effect an agency cross transaction for the Fund with a non-managed account. When the Sub-Adviser crosses transactions in connection with a step-out, the Sub-Adviser will receive a commission from the transaction only with respect to the non-managed account and will not receive a commission from the transaction with respect to the Fund.
In an agency cross transaction where the Sub-Adviser acts as broker for the Fund, the Sub-Adviser receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Sub-Adviser believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. THE TRUST OR THE INVESTMENT MANAGER MAY REVOKE THIS
CONSENT BY WRITTEN NOTICE TO THE SUB-ADVISER AT ANY TIME.


4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Portfolio, including information required in the Registration Statement or information necessary for the Investment Manager to review the Portfolio or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio as described in the Registration Statement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's Form ADV as filed with the
Securities and exchange Commission as of the date hereof;

(b) The Sub-Adviser's most recent balance sheet;

(c) Separate lists of persons who the Sub-Adviser wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Sanford C. Bernstein & Co., LLC
			767 Fifth Avenue
			New York, New York 10153
			Attention:  J. Philip Clark

			With Copy to:  Kevin Brine, Senior Vice
President

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President

Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________

American Skandia Trust
AST Sanford Bernstein Managed Index 500 Portfolio
Sub-Advisory Agreement

EXHIBIT A




	An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-Adviser and identified by the Sub-Adviser and the Investment Manager as being similar to the
Portfolio: .1533% of the portion of the combined average daily net assets not in excess of $300 million; plus .10% of the portion of the net assets over $300 million.

Notwithstanding the foregoing, the following annual rate will apply for each day that the combined average daily net assets are not in excess of $300 million: .40% of the first $10 million of combined average daily net assets; plus .30% on the next $40 million of combined average daily net assets; plus .20% on the next $50 million of combined average daily net assets; plus .10% on the next $200 million of combined average daily net assets.

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and American Century Investment
Management, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST American Century Income & Growth Portfolio (the
"Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management
Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with applicable provisions of the Trust's Declaration of Trust and By-laws provided to the Sub-
Advisor from time to time by the Investment Manager.
Officers and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust, as reasonably requested from time to time. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. The Sub-Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust. The Sub-
Advisor shall supply the Investment Manager and the Trust with such information as is specifically provided herein, as required by the ICA or the Investment Advisers Act of 1940, as amended (the "Advisers Act") in connection with the Sub-Advisor's management of the Portfolio, or as may be requested by the Trust's Board of Trustees. Any records required to be maintained under the ICA shall be the property of the Trust and surrendered to the Trust promptly upon request or upon termination of this Agreement. The
Sub-Advisor may retain copies of any records surrendered to the Trust.

	To the extent deemed necessary by the Sub-Advisor in connection with the investment program for the Portfolio, the Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio or such other information as the Sub-Advisor deems relevant.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-
Advisor or information relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio, such Registration Statement or Proxy Statement contains, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

	Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapter M (including and Section 851(b)(1), (2) and
(3)) and Section 817(h) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder, to the extent such compliance is within the Sub-Advisor's control. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor by the Investment Manager in writing; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders;
(v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement
with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

	The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

	The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will timely furnish the Investment Manager with a copy of the document, properly certified or otherwise authenticated, upon request by the Investment Manager.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty
in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached
any duty solely by reason of its having caused the
Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation
to the value of the research services provided by such
broker, viewed in terms of either that particular
transaction or the Sub-Advisor's ongoing responsibilities
with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have
been made and the basis therefor.   Notwithstanding the
above, nothing shall require the Sub-Advisor to use a broker that provides research services or to use a particular broker that the Investment Manager has recommended.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information requested for inclusion in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to the Investment Manager and the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the Sub-Advisors activities in connection with the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of:
..40% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .35% of the portion of the net assets over $100 million but not in excess of $500 million; plus .30% of the portion of the net assets in excess of $500 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the effective date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Advisers Act, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. Each party further acknowledges that it is registered under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

10.	Liability.  The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that, subject to the investment objective, investment policies and investment restrictions of the Portfolio as set forth in the Trust's
Registration Statement as in effect from time to time, the Sub-Advisor's adherence to an investment style generally used by the Sub-Advisor in managing any of its domestic or foreign equity or fixed income mutual funds shall not be considered a failure by the Sub-Advisor to use its best judgment, efforts and advice under this Agreement. The
Investment Manager shall consult from time to time with the Sub-Advisor to review the Sub-Advisor's performance under this Agreement. In the event that any claim is made by the Investment Manager against the Sub-Advisor based upon a failure by the Sub-Advisor to use its best judgment, efforts and advice in rendering services under this Agreement, the Investment Manager shall bear the burden of proving such failure.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Advisor shall not favor or disfavor any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis. Notwithstanding paragraph 8 above, nothing in this agreement shall impose upon the Sub-Advisor any obligation to (i) purchase or sell, or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise; or (ii) to abstain from the purchase or sale of any security for the Sub-Advisor's other clients, advisory or otherwise, that the Investment Manager has placed on the list provided pursuant to paragraph 2(g) above.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment (as defined in the ICA) by either party to this Agreement or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment
Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different contact person and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		American Century Investment Management,
Inc.
			4500 Main Street
			Kansas City, Missouri 64111
			Attention:  William M. Lyons
			Executive Vice President & Chief Operating
Officer

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA
("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished to the Investment Manager, the Trust or any affiliated person of the Investment
Manager or the Trust by the Sub-Advisor or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the ICA; provided, however, that in no case is Sub-
Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment
Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in the case of an alleged untrue statement or omission of a material fact for which the Sub-Advisor provides this indemnity, the Investment Manager shall reimburse the Sub-Advisor for all amounts paid pursuant to this indemnity unless a court of competent jurisdiction shall issue a final judgment finding that such an untrue statement or omission of material fact did occur.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment
Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon and in conformity with written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-
Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Advisor as a result of any litigation brought by the Investment Manager alleging
Sub-Advisor's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.


FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISOR:




Robert F. Gunia
Executive Vice President


Date:								Date:




Attest:

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Goldman Sachs Asset Management,
L. P. (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Goldman Sachs Mid-Cap Growth
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous and prudent investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, any investment guidelines and procedures adopted by the Trustees, or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser will in its discretion and subject to its fiduciary obligation determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. At any time, upon request by the Investment
Manager, the Sub-Adviser will provide to the Investment
Manager a complete list of the current holdings of the Portfolio. The Sub-Adviser may delegate certain of its investment advisory and other responsibilities and duties hereunder to one or more sub-sub-advisers; subject to: (i) the prior written approval of the Investment Manager, (ii) the execution of a written sub-advisory agreement between the Sub-Adviser and its delegate, and (iii) the approval of such agreement by the Trustees; provided however that the Sub-Adviser may rely upon any of its advisory affiliates in connection with portfolio decisions and management without the approvals described in this paragraph. Under the terms of such sub-advisory agreement, the Sub-Adviser shall remain responsible for ensuring that the investment program of the Portfolio is maintained. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-
Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser (or its designated agent) will be responsible for voting proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. In voting such proxies for the Portfolio the Sub-Adviser shall do so in a manner that is in the best interests of the Portfolio and that is consistent with the Sub-Adviser's own written proxy voting guidelines or policies.

In addition, upon reasonable request from the Investment Manager the Sub-Adviser (through a qualified person) will consult with the pricing committee of the Investment Manager or the Trust in valuing securities of the Portfolio as may be required from time to time, including, upon request to the Investment Manager, making available information of which the Sub-Adviser has knowledge related to the securities being valued.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M, to the extent applicable, (including, respectively, the diversification requirements of Section 817(h) and the qualification requirements for a Regulated Investment Company under Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal securities law; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies, procedures and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; provided that with respect to procedures governing transactions involving affiliates (such as those adopted pursuant to ICA Rules 17a-7, 17e-1 and 10f-3, such procedures will identify any affiliate of the Investment Manager and the Trust other than affiliates of the Sub-Adviser; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager including procedures adopted by the Trustees, or other instructions received in writing from the Investment Manager. In connection with
(ii) above, the Sub-Adviser shall: (1) notify the Investment Manager immediately if it has a reasonable belief of an impending failure to comply with the diversification or qualification requirements, and (2) in the event of any failure to comply with Section 817(h) of the Internal Revenue Code at the end of any calendar quarter, the Sub-Adviser will take all necessary steps as directed by the Investment Manager to adequately diversify the Portfolio within the period under Treas. Reg. 1.817-5. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedules 13D and 13G, and Form
13F reflecting the Portfolio's securities holdings, as well as preparing and filing with any non-U.S. jurisdiction any such similar information required to be filed by the Portfolio reflecting the Portfolio's securities holdings.
The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and Futures Commissions Merchants
("FCMs") and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the best method of execution available, including the overall cost of execution; the reliability, integrity and financial condition of the broker-dealer or financial intermediary used; the size of and difficulty in executing the order;
and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers and FCMs(including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section
28(e) of the Securities Exchange Act of 1934, as amended
(the "1934 Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers as well as brokerage and/or research services shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations, brokerage services, and research services to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers or others to whom such allocations have been made and from whom such brokerage and/or research has been received and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer, which provides research services, or to use a particular broker-dealer that the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review and evaluate the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-
Adviser shall immediately notify both the Investment
Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment
Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof;

(i) A list of companies the securities of which are not to be bought or sold for the Portfolio
("Restricted Securities"); and

(j) Procedures adopted by the Trustees ("Board
Adopted Procedures").

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) and (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof, including the Sub-Adviser's most recent
Form ADV Part II;

(b)	The Sub-Adviser's most recent audited balance
sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(f) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof;

(g) The Sub-Adviser's proxy voting policy or guidelines

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents and warrants to the Investment Manager that it believes to the best of its knowledge the information provided in items (a) and (b) of paragraph 7 are, in all material respects, complete and not misleading.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, negligence or disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager upon 60 days written notice to the Sub-Adviser or by the Sub-Adviser upon 90 days written notice to the Investment Manager, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof, or (iii) upon the filing of bankruptcy proceedings by the Sub-Adviser or the filing of any receivorship proceedings against the Sub-Adviser.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus:
(i) to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.

	The Sub-Adviser will obtain the Investment Manager's written approval prior to naming the Portfolio in any legal proceeding involving the Portfolio, its holdings, assets, liabilities, affairs, or reputation.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Goldman Sachs Asset Management, L.P.
32 Old Slip - 17th Floor
1 Financial Square
New York, NY 10005
Attention: James A. McNamara and Howard B.
Surloff

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA, the Registration Statement and the Board Adopted Procedures; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-
Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-
Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-
Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


American Skandia Trust
AST Goldman Sachs Mid-Cap Growth Portfolio
Sub-advisory Agreement

EXHIBIT A




An annual rate equal to the following percentages
of the combined average daily net assets of the
Portfolio and AST Goldman Sachs Concentrated Growth
Portfolio and the following series of American Skandia
Advisor Funds, Inc., ASAF Goldman Sachs Mid-Cap Growth
Fund and ASAF Goldman Sachs Concentrated Growth Fund,
that are managed by the Sub-Advisor and identified by
the Sub-advisor and the Investment Manager as being
similar to the Funds .28% of the portion of the
average daily net assets of the Funds not in excess of
$1 billion plus .25% of the portion of the net assets
over $1 billion.
..

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Alliance Capital Management L.P.
(the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Alliance Growth and Income Portfolio (the
"Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management
Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-
Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment
Manager to settle transactions in respect of the Portfolio.
No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-
Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy
Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

	Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2) and (3)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and
(vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement
with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Advisor or the investment program for the Portfolio disclosed in the Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-Advisor is required to comply with under paragraph 1 of this Agreement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American
Skandia Advisor Funds, Inc. that is managed by the Sub-Advisor and identified by the Sub-Advisor and the Investment Manager as being similar to the Portfolio: .30% of the portion of the combined average daily net assets not in excess of $1 billion; plus .25% of the portion over $1 billion but not in excess of $1.5 billion; plus .20% of the portion in excess of $1.5 billion.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability.  The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-
Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in its general partners or in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		Alliance Capital Management L.P.
			1345 Avenue of the Americas
			New York, NY  10105
			Attention:  Mark R. Manley

			Copies to:

			Al Harrison
			Richard Winge
			1345 Avenue of the Americas
			New York, NY 10105

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933
(the "1933 Act"), controls ("controlling person") Sub-
Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of
1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment
Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-
Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-
Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment
Company Act of 1940, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.


FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISOR:
								By: Alliance
Capital Management Corporation,
									its General
Partner




Robert F. Gunia
Executive Vice President


Date:								Date:




Attest:								Attest:




AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and William Blair & Company, LLC (the
"Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST William Blair International
Growth Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May
1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous and prudent investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, any investment guidelines and procedures adopted by the Trustees, or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser will in its discretion and according to its expert judgment determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. At any time, upon request by the Investment Manager, the Sub-Adviser will provide to the Investment Manager a complete list of the current holdings of the Portfolio. The Sub-Adviser may delegate certain of its investment advisory and other responsibilities and duties hereunder to one or more sub-sub-advisers; subject to: (i) the prior written approval of the Investment Manager, (ii) the execution of a written sub-advisory agreement between the Sub-Adviser and its delegate, and (iii) the approval of such agreement by the Trustees. Under the terms of such sub-advisory agreement, the Sub-Adviser shall remain responsible for ensuring that the investment program of the Portfolio is maintained.
Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will be responsible for voting proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. In voting such proxies for the Portfolio the Sub-Adviser shall do so in a manner that is in the best interests of the Portfolio and that is consistent with the Sub-Adviser's own written proxy voting guidelines or policies.

In addition, upon reasonable request from the Investment Manager the Sub-Adviser (through a qualified person) will assist the pricing committee of the Investment
Manager or the Trust in valuing securities of the Portfolio as may be required from time to time, including making available information of which the Sub-Adviser has knowledge related to the securities being valued.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, the diversification requirements of Section 817(h) and the qualification requirements for a Regulated Investment Company under Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines, including procedures adopted by the Trustees, or other instructions received in writing from the Investment Manager. In connection with (ii) above, the Sub-Adviser shall: (1) notify the Investment Manager immediately of any failure to comply with or any reasonable belief of an impending failure to comply with the diversification or qualification requirements, and (2) in the event of any failure to comply with Section 817(h) of the Internal Revenue Code at the end of any calendar quarter, the Sub-Adviser will take all necessary steps to adequately diversify the Portfolio within the period under Treas. Reg. 1.817-5. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedules 13D and 13G, and Form
13F reflecting the Portfolio's securities holdings, as well as preparing and filing with any non-U.S. jurisdiction any such similar information required to be filed by the Portfolio reflecting the Portfolio's securities holdings.
The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the best method of execution available, including the overall cost of execution; the reliability, integrity and financial condition of the broker-dealer or financial intermediary used; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers as well as brokerage and/or research services shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations, brokerage services, and research services to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers or others to whom such allocations have been made and from whom such brokerage and/or research has been received and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer, which provides research services, or to use a particular broker-dealer that the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review and evaluate the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-
Adviser shall immediately notify both the Investment
Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment
Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof;

(k) A list of companies the securities of which are not to be bought or sold for the Portfolio
("Restricted Securities"); and

(l) Procedures adopted by the Trustees ("Board
Adopted Procedures").

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) and (h) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g)above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof, including the Sub-Adviser's most recent
Form ADV Part II;

(b)	The Sub-Adviser's most recent audited balance
sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(h) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof;

(i) The Sub-Adviser's proxy voting policy or guidelines

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents and warrants to the Investment Manager that the information provided in items
(a) and (b) of paragraph 7 are true and not misleading.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, negligence or disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager upon 60 days written notice to the Sub-Adviser or by the Sub-Adviser upon 90 days written notice to the Investment Manager, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof, or (iii) upon the filing of bankruptcy proceedings by the Sub-Adviser or the filing of any receivorship proceedings against the Sub-Adviser.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus:
(i) to reflect a change in Portfolio Manager(s), (ii) to reflect a change in control of the Sub-Adviser, as defined by the ICA, or (iii) to effect an assignment of this Agreement (collectively, "Sub-Adviser's Action") or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act"), any order granted to the Investment Manager, the Portfolio, or the Trust by the Securities and Exchange Commission, or any other applicable statute, law, rule or regulation, as a result of such change; provided however, that the Sub-Adviser shall not be responsible for such costs and expenses where the Sub-
Adviser's Action is the result of a request by the Investment Manager..

	The Sub-Adviser will obtain the Investment Manager's written approval prior to naming the Portfolio in any legal proceeding involving the Portfolio, its holdings, assets, liabilities, affairs, or reputation.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		William Blair & Company
			222 West Adams Street
			Chicago, IL 60606
			Attn:  Greg Campbell, Esq.

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA, the Registration Statement and the Board Adopted Procedures, or (4) to the extent of, and as a result of the Sub-Adviser's failure to follow its own internal policies and procedures; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-
Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-
Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-
Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________



American Skandia Trust
AST William Blair International Growth Portfolio
Sub-advisory Agreement

EXHIBIT A




An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the
Portfolio: .30% of the portion of the combined average daily net assets not in excess of $500 million; plus .25%
of the portion over $500 million but not in excess of $1 billion; plus .20% of the portion in excess of $1 billion.



AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Massachusetts Financial Services
Company (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST MFS Growth with Income
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder by the Sub-Adviser pursuant to the ICA or the Advisers Act shall be the property of the Portfolio and shall be surrendered by the Sub-Adviser to the Trust or the Investment Manager promptly upon request, provided that the Sub-Adviser may retain copies of those records.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (the "Registration Statement"), or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to comply with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to comply with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	Unless the Investment Manager gives the Sub-Adviser written instructions specifying a different procedure for voting proxies, the Sub-Adviser shall, in good faith and in a manner that it reasonable believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio. The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, which may include: the best price available;
the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Subject to such policies and procedures as the Trustees may determine, the Sub-
Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers
(including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-
Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may be mutually agreed concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall reasonably promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-adviser is aware of and required to comply with under
Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof;

(g) The Registration Statement; and

(h)	A list of companies the securities of which are
not to be bought or sold for the Portfolio (such list shall include each security name and CUSIP number, SEDOL number and/or applicable ticker symbol) and a list of affiliated brokers and underwriters for reporting transactions under
Rules 17e-1 and 10f-3 under the ICA.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until three business days after the Sub-
Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio, who shall be under the same obligation of confidentiality. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its directors, officers or employees, and persons affiliated with the Sub-Adviser or with any such director, officer or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its directors, officers, affiliates or employees may purchase or sell for the Sub-Adviser or such director's, officer's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President


Sub-Adviser:		Massachusetts Financial Services
Company
500 Boylston Street
Boston, Massachusetts 02116
			Attention: James R. Bordewick Jr., Esq.

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Adviser or the investment policies and restrictions to be followed by the Sub-Adviser in managing the Portfolio contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the best execution requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser, relating to the Sub-Adviser or the investment policies and restrictions to be followed by the Sub-Adviser in managing the Portfolio or other than upon any such verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-
Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

Promptly after receipt by an indemnified party under this Section 14 of notice of commencement of any action by any person not a party to this Agreement, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 14, notify the indemnifying party of the commencement thereof;
but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 14. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish and unless the indemnified party releases the indemnifying party from any further obligations under this
Section 14 in connection with that action, assume the defense thereof, with counsel satisfactory to such indemnified party. After notice from the indemnifying party of its intention to assume the defense of an action, the indemnified party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.


The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________



American Skandia Trust
AST MFS Growth with Income Portfolio
Sub-advisory Agreement

EXHIBIT A


An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and all other domestic equity series of the Trust and American
Skandia Advisor Funds, Inc. that are managed by Massachusetts Financial Services Company: .40% of the portion of the combined average daily net assets not in excess of $300 million; plus .375% of the portion over $300 million but not in excess of $600 million; plus .35% of the portion over $600 million but not in excess of $900 million; plus .325% of the portion over $900 million but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.



AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Deutsche Asset Management, Inc.
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST DeAM Global Allocation
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003 with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecti.ng a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Deutsche Asset Management, Inc.
			280 Park Avenue
			Mail Stop NYC030610
			New York, New York 10017
			Attention: Brian Bader

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


American Skandia Trust
AST DeAM Global Allocation Portfolio
Sub-advisory Agreement

EXHIBIT A


An annual rate equal to .05% of the combined average daily net assets of the Portfolio and any future series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio.


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and American Century Investment
Management, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST American Century Strategic Balanced Portfolio
(the "Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the
"Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws. Officers and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust, as reasonably requested from time to time. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-
Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy
Statement contains, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

	Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapter M (including, Section 851(b)(1), (2), (3) and (4)) and Section 817(h) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor by the Investment Manager in writing; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and
(vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement
with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

	The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will thereafter timely furnish the Investment Manager with a copy of the document, properly certified or otherwise authenticated, upon request by the Investment Manager.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor. Notwithstanding the above, nothing shall require the Sub-Advisor to use a broker which provides research services or to use a particular broker which the Investment Manager has recommended.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor shall be computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American
Skandia Advisor Funds that is managed by the Sub-Advisor and identified by the Sub-Advisor and the Investment
Manager as being similar to the Portfolio: .45% of the portion of the combined average daily net assets not in excess of $50 million; plus .40% of the portion over $50 million but not in excess of $100 million; plus .35% of the portion over $100 million but not in excess of $500 million; plus .30% of the portion in excess of $500 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the effective date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. Each party further acknowledges that it is registered under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

10.	Liability.  The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that, subject to the investment objective, investment policies and investment restrictions of the Portfolio as set forth in the Trust's
Registration Statement as in effect from time to time, the Sub-Advisor's adherence to an investment style generally used by the Sub-Advisor in managing any of its domestic or foreign equity or fixed income mutual funds shall not constitute a failure by the Sub-Advisor to use its best judgment, efforts and advice under this Agreement. For purposes of this provision, the Sub-Advisor represents, and the Investment Manager acknowledges, that the Sub-Advisor's style generally is to purchase equity securities of companies that have demonstrated revenues and earnings growth, to keep the Portfolio's assets invested to the maximum extent practicable regardless of the performance or stability of the capital markets and to use teams of portfolio managers, assistant managers and analysts acting together to manage the assets of the Portfolio. The
Investment Manager shall consult from time to time with the Sub-Advisor to review the Sub-Advisor's performance under this Agreement. In the event that any claim is made by the Investment Manager against the Sub-Advisor based upon a failure by the Sub-Advisor to use its best judgment, efforts and advice in rendering services under this Agreement, the Investment Manager shall bear the burden of proving such failure.

11.	Other Activities of Sub-Advisor.  Investment Manager
understands and agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Advisor shall not favor or disfavor any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis. Notwithstanding paragraph 8 above, nothing in this Agreement shall impose upon the Sub-Advisor any obligation
(1) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise; or (2) to abstain from the purchase or sale of any security for the Sub-Advisor's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 2(g) above.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment (as defined in the ICA) by either party to this Agreement or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment
Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different contact person and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		American Century Investment Management,
Inc.
			4500 Main Street
			Kansas City, Missouri 64111
			Attention:  William M. Lyons
			Executive Vice President & Chief Operating
Officer

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA
("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or negligence by Sub-
Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust by the Sub-Advisor or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the ICA; provided, however, that in no case shall Sub-Advisor indemnify the Investment Manager or any affiliated person or controlling person of the Investment Manager for any liability resulting from the Investment Manager's willful misconduct, bad faith or negligence in its actions with respect to the Sub-Advisor, the Portfolio or the Trust or information concerning any of them, or by reason of the Investment Manager's failure to perform its obligations and duties in the manner required under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment
Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or negligence by Investment
Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon and in conformity with written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-
Advisor in writing; provided, however, that in no case shall Investment Manager indemnify the Sub-Advisor or any affiliated person or controlling person of the Sub-Advisor for any liability resulting from the Sub-Advisor's willful misconduct, bad faith or negligence in its actions with respect to the Sub-Advisor, the Portfolio or the Trust or information concerning any of them, or by reason of the Sub-Advisor's failure to perform its obligations and duties in the manner required under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Advisor as a result of any litigation brought by the Investment Manager alleging Sub-Advisor's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISOR:




Robert F. Gunia
Executive Vice President

Date:								Date:




Attest:								Attest:


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and T. Rowe Price International, Inc.
(the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST T. Rowe Price Global Bond Portfolio (the
"Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management
Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-
Laws. Representatives of Sub-Advisor will be available as reasonably requested to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment
Manager to settle transactions in respect of the Portfolio.
No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

	The Sub-Advisor represents that it reviewed the
Registration Statement of the Trust, including any
amendments or supplements thereto, and any Proxy Statement
relating to the approval of this Agreement, as filed with
the Securities and Exchange Commission and represents and
warrants that   information relating directly or indirectly
to the Sub-Advisor, supplied or to be supplied by Sub-
Advisor for inclusion or incorporation by reference in such Registration Statement or Proxy Statement, contained or contains no untrue statement of any material fact and did not or does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-
Advisor further represents and warrants that it is an investment advisor registered under the ICA, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

	The Investment Manager represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the manager or information relating directly or indirectly to the Investment Manager, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Investment Manager further represents and warrants that it is an investment adviser registered under the ICA and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

	Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapter M (including Section 851(b)(1), (2) and (3)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders;
(v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement
with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

	The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

	The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of:
..40 of 1% of the average daily net assets of the Portfolio.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

	The Investment Manager hereby represents that it has provided to the Sub-Advisor a true, correct and complete copy of the Registration Statement of the Trust as in effect on the date of this Agreement, including any amendments and supplements thereto, and agrees to provide to Sub-Advisor true, correct and complete copies of any amendments and supplements thereto subsequent to the date of this Agreement.

10.	Liability.  The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-
Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		T. Rowe Price International, Inc.
			100 East Pratt Street
			Baltimore, Maryland 21202
			Attention:  Henry H. Hopkins

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in information relating directly or indirectly to the Sub-Advisor supplied or to be supplied by Sub-Advisor for inclusion or incorporation by reference in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933
(the "1933 Act"), controls ("controlling person") Sub-
Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of
1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment
Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon information relating directly or indirectly to the Sub-Advisor supplied or to be supplied by Sub-Advisor for inclusion or incorporation by reference in such prospectus or statement of additional information;
provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment
Company Act of 1940, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Amendment.  This Agreement may be amended by mutual
written consent of the parties, subject to the provisions of the ICA.

17.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.


FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISOR:


________________________________
	_________________________________
Robert F. Gunia
Executive Vice President

Date:	_________________________
	Date:	__________________________


Attest:	_________________________

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Federated Investment Counseling
(the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Federated High Yield Portfolio (the
"Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management
Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and actions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws.
Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplement thereto, and any Proxy
Statement relating to the approval of this Agreement as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section
817(h) and Section 851(b)(1), (2), (3) and (4)) of die
Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager, (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other Sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof,

(b)	The By-laws of the Trust in effect on the date
hereof,

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d),	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement
with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio because of nonpublic information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly. certified or otherwise authenticated of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

The Sub-Advisor will furnish the investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional
Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisors primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The
Sub-Advisor may consider sale of shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer the size of and difficulty in executing the order, and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continual basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to' have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker dealer that provides such services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a 'portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that on, if the Sub-Advisor determines in good faith that such amount of commission was reasonable hi relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisors ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proposals as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it.
The Sub-Advisor shall permit the financial statements, books and with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below,

For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of ..50 of 1% of' the portion of the net assets of the Portfolio under $30 million; .40 of 1% of the portion of the net assets equal to or in excess of $30 million but under $50 million; .30 of 1% of the portion equal to or in excess of $50 million but under $75 million; and .25 of 1% of the portion equal to or in excess of $75 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own owners for the services to be provided pursuant to this Agreement and will not be obligated to pay any a of Investment Manager of the Trust.
Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-
Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability, The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institution, will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination Of the Investment Managers Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been audited to give instructions to a Custodian of the Trust.

Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager-. 	American Skandia Investment
Services, Incorporated
	Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
	Attention:  Robert Gunia
	Executive Vice President

Sub-Advisor.	Federated Investment Counseling
	Federated Investors Tower
	1001 Liberty Tower
	Pittsburgh, PA 15222-3779
	Attention:	Mark L. Mallon
		President

Trust:	American Skandia Trust
	One Corporate Drive
	Shelton, Connecticut 06484
Attention: 	Law Department


14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated
person within the meaning of Section 2(a)(3) of the 1940
Act ("affiliated person') of Investment Manager and each
person, if any	who, within the meaning of Section 15
of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Advisees Act of 1940
("Advisees Act"), under any other statute, at common law or otherwise arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ('affiliated person") of Sub-Advisor and each person, if any who, within the meaning Of Section 15 of the Securities Act of 1933 (the ."1933 Act"), controls ("controlling person")
Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act the Investment Adviser's Act of
1940 ('Advisees Act"), under any other statute, at common law or otherwise, arising out of Investment Managers responsibilities as investment manager of the Portfolio
(1) to the extent of and as a result of the willful misconduct. bad faith, or gross negligence by Investment
Manager, any of Investment Manager's employees or representatives or any of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing, provided, however, that in no case is Investment
Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by man of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The investment manager represents and wan-
ants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trusts governing documents and other applicable laws.

The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:


_________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________



Attest:	____________________________

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Lord, Abbett & Co. (the "Sub-
Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Lord Abbett Bond-Debenture
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof; provided, however, that amendments to any of the foregoing documents that are provided to the Sub-Adviser by means of facsimile transmission will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser confirms receipt thereof, either orally or in writing. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2), (3) and (4)) of the
Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. Sub-Adviser shall not be responsible for any act or failure to act by the Investment Manager or by another sub-adviser in connection with the Investment
Manager or any such sub-adviser providing investment advice to the Portfolio or any other series of the Trust, and shall not be subject to any requirements of this Agreement with respect to assets of the Portfolio or any other series of the Trust with respect to which the Sub-Adviser does not provide services under this Agreement. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio as disclosed in the Trust's Registration
Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub -Advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof;
provided, however, that any such amendments or supplements that are provided to the Sub-Adviser by means of facsimile transmission will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser confirms receipt thereof, either orally or in writing. The Investment
Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Lord, Abbett & Co.
			90 Hudson Street
			Jersey City, New Jersey 07302
			Attention: Legal Department

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:


___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President

Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


American Skandia Trust
AST Lord Abbett Bond-Debenture Portfolio
Sub-Advisory Agreement

EXHIBIT A




	An annual rate equal to the following percentages of the combined assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-Advisor and identified by the Sub-Advisor and the Investment Manager as being similar to the Portfolio: .35% of the portion of the combined average daily net assets not in excess of $1 billion; plus .25% of the portion over $1 billion but not in excess of $1.5 billion plus; .20% of the portion in excess of $1.5 billion.



AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Deutsche Asset Management, Inc.
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST DeAM Bond Portfolio (the
"Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003 with the Trust (the
"Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Deutsche Asset Management, Inc.
			280 Park Avenue
			Mail Stop NYC030610
			New York, New York 10017
			Attention: Brian Bader

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


American Skandia Trust
AST DeAM Bond Portfolio
Sub-advisory Agreement

EXHIBIT A


An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and any future series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the
Portfolio: .25% of the portion of the combined average daily net assets not in excess of $200 million; plus .20% of the portion in excess of $200 million.

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Pacific Investment Management
Company LLC (the "Sub-Advisor"), a Limited Liability
Company.

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as Investment
Manager for the AST PIMCO Total Return Bond Portfolio (the
"Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management
Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and actions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws.
Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplement thereto, and any Proxy
Statement relating to the approval of this Agreement as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section
817(h) and Section 851(b)(1), (2), (3) and (4) of the
Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager, (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other Sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof,

(b)	The By-laws of the Trust in effect on the
date hereof,

(c)	The resolutions of the Trustees approving
the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d),	The resolutions of the Trustees selecting
the Investment Manager as Investment Manager to the Trust and approving the form of the Investment Manager's
Management Agreement with the Trust;

(e)	The Investment Manager's Management
Agreement with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which
are not to be bought or sold for the Portfolio because of nonpublic information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-
Advisor from time to time with copies, properly. certified or otherwise authenticated of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-
Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

	The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional
Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisors primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The
Sub-Advisor may consider sale of shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer the size of and difficulty in executing the order, and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continual basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker dealer that provides such services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that on, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisors ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proposals as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it.
The Sub-Advisor shall permit the financial statements, books and with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of:
..30 of 1% of' the portion of the net assets of the Portfolio not in excess of $150 million; and .25 of 1% of the portion over $150 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own owners for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager of the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-
Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

10. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability, The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions, will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination Of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been audited to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager: 	American Skandia Investment
Services, Incorporated
	Gateway Center Three
	100 Mulberry Street
	Newark, NJ 07102
	Attention:  Robert F. Gunia
	Executive Vice President

Sub-Advisor:	Pacific Investment Management Company
LLC
			840 Newport Center Drive
			Suite 300
			Newport Beach, California 92660
		Attention: General Counsel

Trust:	American Skandia Trust
	One Corporate Drive
	Shelton, Connecticut 06484
	Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940
Act ("Affiliated Person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Advisers Act of 1940
("Advisers Act"), under any other statute, at common law or otherwise arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("Affiliated
Person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person")
Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such Affiliated
Person or controlling person may become subject under the 1933 Act, the 1940 Act the Investment Adviser's Act of
1940 ('Advisees Act"), under any other statute, at common law or otherwise, arising out of Investment Managers responsibilities as Investment Manager of the Portfolio
(1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment
Manager, any of Investment Manager's employees or representatives or any of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any Affiliated Person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing, provided, however, that in no case is Investment
Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment
Company Act of 1940, the Trusts governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.


FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and American Century Investment
Management, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST American Century International Growth Portfolio
(formerly, the Twentieth Century International Growth
Portfolio) (the "Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust
(the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws. Officers and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust, as reasonably requested from time to time. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-
Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy
Statement contains, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

	Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapter M (including, Section 851(b)(1), (2), (3) and (4)) and Section 817(h) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor by the Investment Manager in writing; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and
(vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement
with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

	The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will thereafter timely furnish the Investment Manager with a copy of the document, properly certified or otherwise authenticated, upon request by the Investment Manager.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor. Notwithstanding the above, nothing shall require the Sub-Advisor to use a broker which provides research services or to use a particular broker which the Investment Manager has recommended.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor shall be computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of .45 of 1% of the combined average daily net assets of the Portfolio and the other series of the Trust and American
Skandia Master Trust that are managed by the Sub-Adviser and identified by the Sub-Adviser and the Investment
Manager as being similar to the Portfolio.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the effective date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. Each party further acknowledges that it is registered under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

10.	Liability.  The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that, subject to the investment objective, investment policies and investment restrictions of the Portfolio as set forth in the Trust's
Registration Statement as in effect from time to time, the Sub-Advisor's adherence to an investment style generally used by the Sub-Advisor in managing any of its domestic or foreign equity or fixed income mutual funds shall not constitute a failure by the Sub-Advisor to use its best judgment, efforts and advice under this Agreement. For purposes of this provision, the Sub-Advisor represents, and the Investment Manager acknowledges, that the Sub-Advisor's style generally is to purchase equity securities of companies that have demonstrated revenues and earnings growth, to keep the Portfolio's assets invested to the maximum extent practicable regardless of the performance or stability of the capital markets and to use teams of portfolio managers, assistant managers and analysts acting together to manage the assets of the Portfolio. The
Investment Manager shall consult from time to time with the Sub-Advisor to review the Sub-Advisor's performance under this Agreement. In the event that any claim is made by the Investment Manager against the Sub-Advisor based upon a failure by the Sub-Advisor to use its best judgment, efforts and advice in rendering services under this Agreement, the Investment Manager shall bear the burden of proving such failure.

11.	Other Activities of Sub-Advisor.  Investment Manager
understands and agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Advisor shall not favor or disfavor any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis. Notwithstanding paragraph 8 above, nothing in this Agreement shall impose upon the Sub-Advisor any obligation
(1) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise; or (2) to abstain from the purchase or sale of any security for the Sub-Advisor's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 2(g) above.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment (as defined in the ICA) by either party to this Agreement or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment
Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different contact person and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		American Century Investment Management,
Inc.
			4500 Main Street
			Kansas City, Missouri 64111
			Attention:  William M. Lyons
			Executive Vice President & Chief Operating
Officer

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA
("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or negligence by Sub-
Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust by the Sub-Advisor or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the ICA; provided, however, that in no case shall Sub-Advisor indemnify the Investment Manager or any affiliated person or controlling person of the Investment Manager for any liability resulting from the Investment Manager's willful misconduct, bad faith or negligence in its actions with respect to the Sub-Advisor, the Portfolio or the Trust or information concerning any of them, or by reason of the Investment Manager's failure to perform its obligations and duties in the manner required under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment
Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or negligence by Investment
Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon and in conformity with written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-
Advisor in writing; provided, however, that in no case shall Investment Manager indemnify the Sub-Advisor or any affiliated person or controlling person of the Sub-Advisor for any liability resulting from the Sub-Advisor's willful misconduct, bad faith or negligence in its actions with respect to the Sub-Advisor, the Portfolio or the Trust or information concerning any of them, or by reason of the Sub-Advisor's failure to perform its obligations and duties in the manner required under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Advisor as a result of any litigation brought by the Investment Manager alleging Sub-Advisor's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISOR:





Robert F. Gunia
Executive Vice President


Date:								Date:




Attest:								Attest:
	______________________

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Deutsche Asset Management, Inc.
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST DeAM International Equity
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003 with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Deutsche Asset Management, Inc.
			280 Park Avenue
			Mail Stop NYC030610
			New York, New York 10017
			Attention: Brian Bader

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President

Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Massachusetts Financial Services
Company (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST MFS Global Equity Portfolio
(the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder by the Sub-Adviser pursuant to the ICA or the Advisers Act shall be the property of the Portfolio and shall be surrendered by the Sub-Adviser to the Trust or the Investment Manager promptly upon request, provided that the Sub-Adviser may retain copies of those records.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (the "Registration Statement"), or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to comply with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to comply with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	Unless the Investment Manager gives the Sub-Adviser written instructions specifying a different procedure for voting proxies, the Sub-Adviser shall, in good faith and in a manner that it reasonable believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio. The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, which may include: the best price available;
the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Subject to such policies and procedures as the Trustees may determine, the Sub-
Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers
(including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-
Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may be mutually agreed concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall reasonably promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-adviser is aware of and required to comply with under
Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof;

(g) The Registration Statement; and

(h)	A list of companies the securities of which are
not to be bought or sold for the Portfolio (such list shall include each security name and CUSIP number, SEDOL number and/or applicable ticker symbol) and a list of affiliated brokers and underwriters for reporting transactions under
Rules 17e-1 and 10f-3 under the ICA.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until three business days after the Sub-
Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio, who shall be under the same obligation of confidentiality. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its directors, officers or employees, and persons affiliated with the Sub-Adviser or with any such director, officer or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its directors, officers, affiliates or employees may purchase or sell for the Sub-Adviser or such director's, officer's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Massachusetts Financial Services
Company
500 Boylston Street
Boston, Massachusetts 02116
			Attention: James R. Bordewick Jr., Esq.

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Adviser or the investment policies and restrictions to be followed by the Sub-Adviser in managing the Portfolio contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the best execution requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser, relating to the Sub-Adviser or the investment policies and restrictions to be followed by the Sub-Adviser in managing the Portfolio or other than upon any such verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-
Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

	Promptly after receipt by an indemnified party under this Section 14 of notice of commencement of any action by any person not a party to this Agreement, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 14, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 14. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish and unless the indemnified party releases the indemnifying party from any further obligations under this
Section 14 in connection with that action, assume the defense thereof, with counsel satisfactory to such indemnified party. After notice from the indemnifying party of its intention to assume the defense of an action, the indemnified party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.


The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


American Skandia Trust
AST MFS Global Equity Portfolio
Sub-advisory Agreement

EXHIBIT A

	An annual rate of .425% of the average daily net assets of the Portfolio.



AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Pilgrim Baxter & Associates, Ltd.
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST PBHG Small-Cap Growth
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of best execution.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the interest of the Portfolio as well as other accounts as to which the Sub-Adviser exercises investment discretion, the Sub-Adviser may, but shall be under no obligation to, aggregate the securities to be purchased or sold in order to obtain best execution.
In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

(h) A list of broker-dealers through whom securities transactions may not be effectuated for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Pilgrim Baxter & Associates, Ltd.
			1400 Liberty Ridge Drive
			Wayne, PA  19087
			Attention:  Brian F. Bereznak
			Senior Vice President, Distribution

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the grossly negligent failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

Promptly after receipt by an indemnified party under this Section 14 of notice of the commencement of any claim against it, such indemnified party will, if a claim is to be made against an indemnifying party under this Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

If a claim is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such claim, the indemnifying party will be entitled to participate in the defense of such claim and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such claim and the indemnified party determines in good faith that joint representation would be inappropriate, or
(ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such claim and provide indemnification with respect to such claim), to assume the defense of such claim with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Section 14 for any fees of other counsel or any other expenses with respect to the defense of such claim, in each case subsequently incurred by the indemnified party in connection with the defense of such claim, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a claim, (i) it will be conclusively established for purposes of this Agreement that the claims made are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of law, rule, regulation or any violation of the rights of any person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any claim and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such claim, the indemnifying party will be bound by any determination made in the defense of such claim or any compromise or settlement effected by the indemnified party.

Notwithstanding the foregoing, if an indemnified party determines in good faith that there is reasonable probability that a claim may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such claim, but the indemnifying party will not be bound by any determination of a court or administrative body adjudicating a claim so defended or any compromise or settlement effected without its consent
(which may not be unreasonably withheld).

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President

Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


American Skandia Trust
AST PBHG Small-Cap Growth Portfolio
Sub-Advisory Agreement


EXHIBIT A


An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor
Funds, Inc. that is managed by the Sub-Adviser and identified by the Sub-adviser and the Investment
Manager as being similar to the Portfolio: .50% of the portion of the combined average daily net assets not in excess of $100 million; plus .45% of the portion over $100 million but not in excess of $400 million;
plus .40% of the portion over $400 million but not in excess of $900 million; plus .35% of the portion in excess of $900 million



AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Deutsche Asset Management, Inc.
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST DeAM Small-Cap Growth
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003 with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Deutsche Asset Management, Inc.
			280 Park Avenue
			Mail Stop NYC030610
			New York, New York  10017
			Attention: Brian Bader

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President

Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Federated Investment Counseling
(the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Federated Aggressive Growth
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Sub-Adviser may delegate certain of its investment advisory and other responsibilities and duties hereunder to one or more sub-sub-advisers. The Investment
Manager hereby permits the Sub-Adviser to delegate to Federated Global Investment Management Corp. ("Federated
Global") a portion of the day-to-day operations of the Portfolio subject to a written sub-sub-advisory agreement between the Sub-Adviser and Federated Global. Under the terms of the Sub-Sub-Advisory Agreement, the Sub-Advisor shall remain responsible for ensuring that the investment program of the Portfolio is maintained. Custody of the Portfolio will be maintained by a custodian bank (the
"Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager and previously agreed to by the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser may aggregate purchase and sell orders for the Portfolio with contemporaneous purchase and sell orders for other clients of the Sub-Adviser or its affiliated persons, and the Investment Manager acknowledges that such aggregation may not result in a more favorable price or lower brokerage commissions in all instances. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall immediately notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Federated Investment Counseling
			Federated Investors Tower
			1001 Liberty Avenue
			Pittsburgh, Pennsylvania 15222-3779
			Attention: Carol Kayworth
			Assistant Vice President

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:

___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


American Skandia Trust
AST Federated Aggressive Growth Portfolio
Sub-Advisory Agreement

EXHIBIT A




	An annual rate equal to the following percentages of the combined assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-Advisor and identified by the Sub-Advisor and the Investment Manager as being similar to the Portfolio: .50% of the portion of the combined average daily net assets not in excess of $100 million; plus .45% of the portion over $100 million but not in excess of $400 million plus; .40%
of the portion over $400 million but not in excess of $900 million; plus .35% of the portion in excess of $900 million.


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Goldman Sachs Asset Management,
L.P., a unit of the Investment Management Division of Goldman, Sachs & Co. (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the Goldman Sachs Small-Cap Value
Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M, to the extent applicable, (including, respectively, Section 817(h) and Sections 851(b)(1), (2), and (3)) of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal securities laws; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies, procedures, and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing, provided that with respect to procedures governing transactions involving affiliates (such as those adopted pursuant to ICA Rules 17a-7, 17e-1 and 10f-3), such procedures will identify any affiliate of the Investment Manager and the Trust other than affiliates of the Sub-Adviser; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-
Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and futures commission merchants
("FCMs") and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Subject to such policies and procedures as the Trustees may determine, the Sub-
Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers and FCM's (including, to the extent permissible under applicable law, broker-dealers and FCMs affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the
Trust, as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the
date hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(c) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser:		Goldman Sachs Asset Management, L.P.
			32 Old Slip - 17th floor
			1 Financial Square
			New York, NY  10005
			Attention: Dan Dumont

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________




American Skandia Trust
AST Goldman Sachs Small-Cap Value Portfolio
Sub-Advisory Agreement

EXHIBIT A




	An annual rate of .50% of the average daily net assets of the Portfolio.

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and INVESCO Funds Group, Inc. (the
"Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST INVESCO Capital Income Portfolio (the
"Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management
Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below, effective May 1, 2003, contingent upon shareholder approval and execution of this Agreement.

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-
Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment
Manager to settle transactions in respect of the Portfolio.
No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-
Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy
Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the
"Advisers Act"), and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

	Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

	In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the
Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and
(vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof;

(b)	The By-laws of the Trust in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Trust and approving the form of the Investment
Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement
with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

(h)	The current Prospectus, Statement of Additional
Information and Part C of the Trust's
Registration Statement, and all amendments and supplements thereto, will be furnished promptly to the Sub-Advisor after filing with the SEC or the states and the Sub-Advisor will be notified in writing or by telephone as to the date on which such amendments or supplements are to become effective.

	The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

	The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio and/or contracts that permit allocations of contract values to sub-accounts that purchase shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of:
..50 of 1% of the portion of the net assets of the Portfolio not in excess of $25 million; .45 of 1% of the portion of the net assets over $25 million but not in excess of $75 million; .40 of 1% of the portion in excess of $75 million but not in excess of $100 million; and .35 of 1% of the portion of the net assets over $100 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination, except as hereinafter set forth in this Section 7.

	From the date of this Agreement to the date on which the Agreement is initially approved by the shareholders of the Portfolio as required by the ICA and Section 12 hereof, the fee payable to the Sub-Advisor hereunder shall be deposited by the Investment Manager in an escrow account maintained with an escrow agent mutually acceptable to the parties hereto (the "Escrow Account"), and paid to the Sub-Advisor only upon receipt of such shareholder approval. In the event that the shareholders of the Portfolio do not approve this Agreement as required by the ICA and Section
12 hereof, the Sub-Advisor shall not be entitled to receive any of the amount maintained in the Escrow Account.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Sub-Advisor will be responsible for payment of all costs and expenses of obtaining initial shareholder approval of this Agreement, including proxy solicitation costs and expenses, and for payment of all costs and expenses associated with the establishment, maintenance and termination of the Escrow Account. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this
Agreement hereby acknowledges that it is registered as an investment advisor under the Advisers Act, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability.  The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, neither the Sub-Advisor nor any of its directors, officers or employees shall be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-
Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its directors, officers, partners or employees, and persons affiliated with it or with any such director, officer, partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its directors, officers, partners, affiliates or employees may purchase or sell for the Sub-Advisor or such director's, officer's, partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
become effective upon the date first written below and, subject to its approval by a vote of the majority of the outstanding voting securities of the Portfolio in accordance with the ICA, shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or Sub-
Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-
Advisor has received prior written notice thereof) upon termination of the Management Agreement. This Agreement shall automatically terminate if not approved by a vote of the majority of the outstanding voting securities of the Portfolio as required by the ICA.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		INVESCO Funds Group, Inc.
			4350 South Monaco Street
			Denver, Colorado  80237
			Attention:  Glen A. Payne, Esq.

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA
("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the ICA; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls
("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment
Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-
Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-
Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

17.	Severability.	Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.


FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISOR:





Robert F. Gunia
Executive Vice President


Date:								Date:




Attest:								Attest:




AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Advisor") and T. Rowe Price Associates, Inc. (the "Sub-
Advisor").

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Advisor to act as Advisor for the AST T. Rowe
Price Asset Allocation Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the "Management Agreement"); and

WHEREAS the Advisor has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Advisor and the Sub-Advisor agree as follows:

1.	Investment Services The Sub-Advisor will furnish the
Advisor with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and actions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Advisor and the Trust, their officers, employees and Trustees concerning the business of the Trust. Advisor will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

Subject to the supervision and control of the Advisor, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Advisor will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Advisor to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. All transactions will be consummated by payment to or delivery by the Custodian, or such depositories or agents as may be designated by the Custodian, as custodian for the Trust, of all cash and/or securities due to or from the Portfolio, and the Sub-
Advisor shall not have possession or custody thereof or any s responsibility or liability with respect thereto.
The Sub-Advisor shall advise the Custodian and confirm in writing to the Trust all investment orders placed by it with brokers and dealer at the time and in the manner set forth in the procedures mutually agreed upon by both parties. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-
Advisor. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and upon the giving of proper instructions to the Custodian, the Sub-Advisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplement thereto, and any Proxy
Statement relating to the approval of this Agreement as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA applicable to it, and the regulations promulgated thereunder.

Nothing in this Agreement shall be implied to prevent the Advisor from engaging other Sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such or to prevent Advisor from providing such services itself in relation to such portfolios. The Sub-
Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-
Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Advisor has
furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof,

(b)	The By-laws of the Trust in effect on the date
hereof,

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Advisor as Sub-Advisor to the Advisor and approving the form of this agreement;

(d),	The resolutions of the Trustees selecting the
Advisor as Advisor to the Trust and approving the form of the Advisor's Management Agreement with the Trust;

(e)	The Advisor's Management Agreement with the
Trust;

(f)	The Code of Ethics of the Trust and of the
Advisor as currently in effect; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Portfolio because of nonpublic information regarding such companies that is available to Advisor or the Trust, or which, in the sole opinion of the Advisor, it believes such non-public information would be deemed to be available to Advisor and/or the Trust.

The Advisor will furnish the Sub-Advisor from time to time with copies, properly. certified or otherwise authenticated of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Advisor. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Advisor.

3.	Delivery of Documents to the Advisor.  The Sub-Advisor
has furnished the Advisor with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor
wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

The Sub-Advisor will furnish the Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional
Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisors primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The
Sub-Advisor may consider sale of shares of the Portfolio, as well as recommendations of the Advisor, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer the size of and difficulty in executing the order, and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continual basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to' have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker dealer that provides such services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a 'portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that on, if the Sub-Advisor determines in good faith that such amount of commission was reasonable hi relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisors ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proposals as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Advisor as requested by the Advisor and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Advisor monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's
Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it.
The Sub-Advisor shall permit the financial statements, books and with respect to the Portfolio to be inspected and audited by the Trust, the Advisor or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Advisor and legal counsel for the Trust any legal process served upon it on behalf of the Advisor or the Trust The Sub-Advisor shall promptly notify the Advisor of any changes in any information required to be disclosed in the Trust's registration statement

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

For all services rendered, the Advisor will calculate and pay the Sub-Advisor at the annual rate of: .50 of 1% of' the portion of the net assets of the Portfolio not in excess of $25 million; plus .35 of 1% of the portion of the net assets over $25 million but not in excess of $50 million; and .25 of 1% of the portion in excess of $50 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

Advisor and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own owners for the services to be provided pursuant to this Agreement and will not be obligated to pay any a of Advisor of the Trust. Except as otherwise provided herein, Advisor and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Trust or such persons the Advisor may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-
Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

11. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

		The Trust represents, warrants and agrees that:

		A.	The Sub-Advisor has been duly appointed by the
Trustees of the Trust to provide investment advice to the Portfolio as contemplated hereby;

		B.	The Trust will deliver to the Sub-Advisor a true
and complete copy of its then current prospectus as amended or supplemented from time to time and such other documents or instruments governing the investment of the Portfolio and such other information as is necessary for the Sub-
Advisor to carry out its obligations under this Agreement;
and

		C.	The Trust is currently in compliance and shall at
all times comply with the requirements imposed upon the Trust by applicable laws and regulations.

10.	Liability, The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Advisor for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Advisor may have under applicable law.

The Advisor agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Advisor agrees that
the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institution, will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Advisor or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination Of the Advisors
Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Advisor
within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been audited to give instructions to a Custodian of the Trust.

Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Advisor-. 	American Skandia Investment Services,
Incorporated
	Gateway Center Three
	100 Mulberry Street
	Newark, NJ 07102
	Attention:  Robert F. Gunia
	Executive Vice President


Sub-Advisor.	T. Rowe Price Associates, Inc.
	100 East Pratt Street
	Baltimore, Maryland 21202
		Attention:	Henry Hopkins , Esq.

Trust:	American Skandia Trust
	One Corporate Drive
	Shelton, Connecticut 06484
	Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act
("affiliated person') of Advisor and each person, if any who, within the meaning of Section 15 of the Securities
Act of 1933 (the "1933 Act"), controls ("controlling person") Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Advisers
Act of 1940 ("Advisers Act"), under any other statute, at common law or otherwise arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-
Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Advisor, the Trust or any affiliated person of the Advisor or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Advisor or any affiliated person or controlling person of Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Advisor agrees to indemnify and hold harmless Sub-
Advisor, any affiliated person within the meaning of
Section 2(a)(3) of the 1940 Act ('affiliated person") of
Sub-Advisor and each person, if any who, within the meaning Of Section 15 of the Securities Act of 1933 (the
.."1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933
Act, the 1940 Act the Investment Adviser's Act of 1940
('Advisers Act"), under any other statute, at common law or otherwise, arising out of Advisors responsibilities as Advisor of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Advisor, any of Advisor's employees or representatives or any affiliate of or any person acting on behalf of Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing, provided, however, that in no case is Advisor's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by man of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Advisor represents and wan-ants that
(i) the appointment of the Sub-Advisor by the Advisor has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trusts governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

17.	Assignment.	No assignment of this Agreement shall
be made by either party, and this Agreement shall automatically terminate in the event of such assignment.
The Sub-Advisor shall notify the Portfolio in writing sufficiently in advance of any proposed change of control, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Sub-Advisor.

18.	Amendment.	This Agreement may be amended at any
time, but only by written agreement between the Advisor and Sub-Advisor, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

The effective date of this agreement is May 1, 2003.


FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Pacific Investment Management
Company LLC (the "Sub-Advisor"), a Limited Liability
Company.

WHEREAS American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the
"ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as Investment
Manager for the AST PIMCO Limited Maturity Bond Portfolio
(the "Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the
"Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-
Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and actions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws.
Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplement thereto, and any Proxy
Statement relating to the approval of this Agreement as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section
817(h) and Section 851(b)(1), (2), (3) and (4) of the
Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager, (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other Sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment
Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in
effect on the date hereof,

(b)	The By-laws of the Trust in effect on the
date hereof,

(c)	The resolutions of the Trustees approving
the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d),	The resolutions of the Trustees selecting
the Investment Manager as Investment Manager to the Trust and approving the form of the Investment Manager's
Management Agreement with the Trust;

(e)	The Investment Manager's Management
Agreement with the Trust;

(f)	The Code of Ethics of the Trust and of the
Investment Manager as currently in effect; and

(g)	A list of companies the securities of which
are not to be bought or sold for the Portfolio because of nonpublic information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-
Advisor from time to time with copies, properly. certified or otherwise authenticated of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3.	Delivery of Documents to the Investment Manager.  The
Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the
Securities and Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-
Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as
currently in effect.

	The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at
its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions Sub-Advisor is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional
Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisors primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The
Sub-Advisor may consider sale of shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer the size of and difficulty in executing the order, and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continual basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker dealer that provides such services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that on, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisors ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proposals as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish
the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it.
The Sub-Advisor shall permit the financial statements, books and with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement

7.	Compensation of Sub-Advisor.  The amount of the
compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of:
..30 of 1% of' the portion of the net assets of the Portfolio not in excess of $150 million; and .25 of 1% of the portion over $150 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture.
Sub-Advisor will pay its own owners for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager of the Trust. Except as otherwise provided herein, Investment
Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment It is understood that any
information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-
Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

12. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability, The Sub-Advisor shall use its best efforts
and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager
agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions, will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination Of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment
Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been audited to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager: 	American Skandia Investment
Services, Incorporated
	Gateway Center Three
	100 Mulberry Street
	Newark, NJ 07102
	Attention:  Robert F. Gunia
	Executive Vice President

Sub-Advisor:	Pacific Investment Management Company
LLC
			840 Newport Center Drive
			Suite 300
			Newport Beach, California 92660
		Attention: General Counsel

Trust:	American Skandia Trust
	One Corporate Drive
	Shelton, Connecticut 06484
	Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify
and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940
Act ("Affiliated Person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Advisers Act of 1940
("Advisers Act"), under any other statute, at common law or otherwise arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("Affiliated
Person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person")
Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such Affiliated
Person or controlling person may become subject under the 1933 Act, the 1940 Act the Investment Adviser's Act of
1940 ('Advisees Act"), under any other statute, at common law or otherwise, arising out of Investment Managers responsibilities as Investment Manager of the Portfolio
(1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment
Manager, any of Investment Manager's employees or representatives or any of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any Affiliated Person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing, provided, however, that in no case is Investment
Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and
warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment
Company Act of 1940, the Trusts governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 2003.


FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________


AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment
Services, Incorporated and Prudential Investments LLC (the
"Investment Manager") and Wells Capital Management,
Incorporated (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a
Massachusetts business trust organized with one or more series of shares, and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended  (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the
"Trustees") have engaged the Investment Manager to act as investment manager for the AST Money Market Portfolio (the
"Portfolio"), one series of the Trust, under the terms of a management agreement, dated May 1, 2003, with the Trust
(the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-
Adviser to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services The Sub-Adviser will formulate and
implement a continuous investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, and any investment guidelines or other instructions received by the Sub-
Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-
Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Portfolio to conform to the requirements of (i) the ICA and the regulations promulgated thereunder; (ii)
Subchapters L and M (including, respectively, Section
817(h) and Sections 851(b)(1), (2) and (3)) of the Internal
Revenue Code and the regulations promulgated thereunder;
(iii) other applicable provisions of state or federal law;
(iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-
Adviser in writing; (vii) the Registration Statement; and
(viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment
Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-
Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets.
The Sub-Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

	The Sub-Adviser shall not be responsible for the preparation or filing of any reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection
with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis.
Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-
Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-
Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment
Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review such matters and discuss the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's
Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-
Adviser is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the Trust,
as in effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the date
hereof;

(c)	The resolutions of the Trustees approving the
engagement of the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the
Investment Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the Investment
Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are not to
be bought or sold for the Portfolio.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The
Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser wishes
to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser, as in effect on
the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-
Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and
(iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-
Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The
Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment
Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-
Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management
Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio
(the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended
(the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio
Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment
Manager or is due to other circumstances beyond the Sub-
Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Adviser.	Wells Capital Management, Inc.
		90 South 7th Street, 9th Floor
		Minneapolis, MN  55402
		Attention: David D. Sylvester, Executive
Vice President

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-
Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs
(including reasonable attorneys fees) incurred by the Sub-
Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control.
The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this
Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including
Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under,
and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 2003.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
Robert F. Gunia
Executive Vice President


Date:	____________________________
	Date:	____________________________


Attest:	____________________________
	Attest:	____________________________
American Skandia Trust
AST Money Market Portfolio
Sub-advisory Agreement

EXHIBIT A


An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Master Trust that is managed by the Sub-Adviser and is similar to the Portfolio: .07% of the portion of the combined average daily net assets not in excess of $500 million; plus .05% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion in excess of $1.5 billion.